2023 VICE PRESIDEN T, INVESTOR RELATIONS JOSEPH SUAREZ This presentation, including the oral statements made in connection herewith, contain forward-looking statements that are based on certain assumptions, estimates, expectations, plans, analyses, and opinions made by management in light of their experience and perception of historical trends, current conditions, and expected future developments, as well as other factors management believes are appropriate in the circumstances. These forward-looking statements are subject to various risks and uncertainties, many of which are beyond our control, and which could cause actual results to differ materially from those set forth in, or implied by, such forward-looking statements. When used in this presentation, words such as “anticipate,” “intend,” “expect,” “plan,” “continue,” ”estimate,” “exceed,” “may,” “will,” “project,” “predict,” “propose,” “potential,” “targeting,” “exploring,” “goal,” “outlook,” “forecast,” “trend,” “path,” “scheduled,” “implementing,” “ongoing,” “seek,” “could,” “might,” “should,” “believe,” “vision,” and similar words or expressions are intended to identify forward-looking statements, although not all forward- looking statements contain such identifying words. Although we believe that the estimates, expectations, plans, and timetables reflected in the forward-looking statements are reasonable, they may vary from management’s current estimates, expectations, plans, and timetables, and we can give no assurance that such estimates, expectations, plans, and timetables will prove to be correct, as actual results and future events and timetables could differ materially from those anticipated in such statements. Information provided in this presentation is necessarily summarized and may not contain all available material information. All statements other than statements of historical fact in this presentation may be forward-looking statements, including without limitation statements regarding or applicable to our business strategy and vision, value proposition and opportunity, growth plans and growth drivers, innovation, new products, tools, and capabilities, brand building, digital leadership and capabilities, including through our Digital Business Acceleration initiative, future marketing strategies and spend, future focus areas, demographic and consumer projections and trends, future sales, space, partnership, distribution, and supply chain initiatives, our beer expansion, optimization, and/or construction activities, including anticipated scope, capacity, supply, costs, capital expenditures, and timeframes for completion, capital allocation priorities and commitments, future operations, financial position, liquidity and capital resources, net sales, costs, expenses, cost savings initiatives, operating income, operating margins, leverage ratios, including target net leverage ratio, dividend payout ratio, depreciation, equity in earnings, interest expense, tax rates, non- controlling interests, diluted shares outstanding, EPS, cash flows, capital expenditures, and other financial metrics, expected volume, inventory, price/mix, and depletion trends, near- and medium-term financial models and targets, the continued refinement of our wine and spirits portfolio, wine and spirits optimization and efficiency initiatives, future acquisition, disposition, and investment activities, our ESG approach, corporate social responsibility and sustainability initiatives, environmental stewardship targets, and human capital and DEI objectives, ambitions, and priorities, the manner, timing, and duration of our share repurchase program and source of funds for share repurchases, the amount and timing of future dividends, anticipated inflationary pressures, changing prices, and reductions in consumer discretionary income as well as other unfavorable global and regional economic conditions, geopolitical events, and military conflicts, and our responses thereto, and prospects, plans, and objectives of management. FORWARD-LOOKING STATEMENTS

FORWARD-LOOKING STATEMENTS

In addition to the risks and uncertainties of ordinary business operations and conditions in the general economy and markets in which we compete, our forward-looking statements contained in this presentation are also subject to the risk, uncertainty, and possible variance from our current expectations regarding: water, agricultural and other raw material, and packaging material supply, production, and/or shipment difficulties which could adversely affect our ability to supply our customers; the ability to respond to anticipated inflationary pressures, including reductions in consumer discretionary income and our ability to pass along rising costs through increased selling prices; the actual impact to supply, production levels, and costs from global supply chain disruptions and constraints, transportation challenges (including from labor strikes or other labor activities), shifting consumer behaviors, wildfires, and severe weather events; reliance on complex information systems and third-party global networks; the actual balance of supply and demand for our products, the actual performance of our distributors, and the actual demand, net sales, channel proportions, and volume trends for our products; beer operations expansion, optimization, and/or construction activities, scope, capacity, supply, costs (including impairments), capital expenditures, and timing; results of the potential sale of the remaining assets at the Mexicali Brewery or obtaining other forms of recovery; the impact of the military conflicts in Ukraine and in Israel and surrounding areas, geopolitical tensions, and responses, including on inflation, supply chains, commodities, energy, and cybersecurity; contamination and degradation of product quality from diseases, pests, weather, and other conditions; communicable diseases outbreaks, pandemics, or other widespread public health crises, such as the COVID-19 pandemic, and associated governmental containment actions, which may include the closure of non-essential businesses (including our manufacturing facilities); the amount, timing, and source of funds for any share repurchases and number of shares outstanding; our cash and debt position; the amount and timing of future dividends which are subject to the determination and discretion of our Board of Directors; the impact of our investment in Canopy, including recording our proportional share of Canopy's estimated pre-tax losses; the accuracy of management's projections relating to the Canopy investment; the timeframe and amount of any potential future impairment of our investment in Canopy; Canopy's failure to receive the requisite approval of its shareholders necessary to approve the Canopy Transaction, any other delays with respect to, or the failure to complete, the Canopy Transaction, the ability to recognize the anticipated benefits of the Canopy Transaction and the impact of the Canopy Transaction on the market price of Canopy's common stock; completion of the Canopy Transaction, the exchange of our promissory note issued by Canopy for Exchangeable Shares, and the impact from converting our Canopy common shares for Exchangeable Shares on our relationship with and investment in Canopy; any impact of U.S. federal laws on Canopy Strategic Transactions or upon the implementation of such Canopy Strategic Transactions, or the impact of any Canopy Strategic Transaction upon our future ownership level in Canopy or our future share of Canopy's reported earnings and losses; the expected impacts of wine and spirits portfolio refinement activities; purchase accounting with respect to any transaction, or the assumptions used regarding the assets purchased and liabilities assumed to determine their fair value; general economic, geopolitical, domestic, international, and regulatory conditions, world financial market and banking sector instability, including economic slowdown or recession, and a potential U.S. federal government shutdown; the ability to continue to recognize anticipated benefits of the Reclassification; our targeted net leverage ratio due to market conditions, our ability to generate cash flow at expected levels, and our ability to generate expected earnings; accuracy of supply projections, including relating to beer operations expansion, optimization, and construction activities, wine and spirits operating activities, product inventory levels, and glass sourcing; our ability to achieve and timeframes for achieving expected target debt leverage ratios, cash flows, operating margin, earnings, and other financial metrics; operating and financial risks related to managing future growth; competition in our industry; financing, market, economic, regulatory, and environmental risks; reliance on key personnel; litigation matters; increases in capital or operating costs; changes to international trade agreements, tariffs, accounting standards, elections, assertions, or policies, tax laws, or other governmental regulations; changes in interest rates and the inherent unpredictability of currency fluctuations, commodity prices, and raw materials; any incremental contingent consideration payment paid; accuracy of all projections, including those associated with announced acquisitions, investments, and divestitures; accuracy of forecasts relating to joint venture businesses; the actual amount and timing of cost reductions based on management's final plans; and other factors and uncertainties disclosed from time to time in our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended February 28, 2023, and our Quarterly Report on Form 10-Q for the fiscal quarter ended August 31, 2023. Forward-looking statements are made as of November 2, 2023, and Constellation does not intend and expressly disclaims any obligation to update or revise the forward-looking information contained in this presentation, whether as a result of new information, future events, or otherwise, except as required by law. Accordingly, readers are cautioned not to place undue reliance on forward-looking information.

Constellation Brands

USE OF NON-GAAP FINANCIAL MEASURES, DISCLAIMERS, CAUTION REGARDING OUTDATED MATERIAL, AND LOCATION OF DEFINED TERMS

This presentation may contain non-GAAP financial measures. These and other non-GAAP financial measures, the purposes for which management uses them, why management believes they are useful to investors, and a reconciliation to the most directly comparable GAAP financial measures can be found in the appendix of this presentation or at *ir.cbrands.com* under the *Financial Info/Financial History (Non-GAAP)* section. All references to profit measures and earnings per share on a comparable basis exclude items that affect comparability. Non-GAAP financial measures are also referred to as being presented on a comparable, adjusted, organic, or "excluding Canopy EIE" basis.

The notes offered under Constellation's commercial paper program have not been and will not be registered under the Securities Act of 1933 and may not be offered or sold in the U.S. absent registration or an applicable exemption from registration requirements. This presentation shall not constitute an offer to sell or the solicitation of an offer to buy Constellation's notes under the commercial paper program.

Unless otherwise indicated, the information presented is as of November 2, 2023, and, to the best of Constellation's knowledge, timely and accurate when made. Thereafter, it should be considered historical and not subject to further update by Constellation.

Unless the context otherwise requires, the term "consumers" refers to LDA consumers and references to "betterment" products means Constellation's lower-alcohol, lower-calorie, non-alcoholic, or no-calorie products.

Constellation owned a 50% interest in the entity reflected in Beer Business reported figures for periods prior to June 7, 2013.

Market positions and industry data discussed in this presentation have been obtained or derived from industry and other third-party publications and our estimates. We have not independently verified the data from the industry and other third-party publications. Unless otherwise noted, all references to market positions are based on equivalent unit volume. Unless otherwise indicated, data discussed in this presentation is based on Constellation data, analysis, plans, and reporting.

A list of defined terms used within can be found in the appendix of this presentation.

Constellation Brands

TODAY'S AGENDA

STRATEGIC OUTLOOK	CONSUMER INSIGHTS & INNOVATION	BEER BUSINESS	Q&A	WINE & SPIRITS BUSINESS	ESG	FINANCIAL OUTLOOK	Q&A
BILL NEWLANDS President & Chief Executive Officer	**MALLIKA MONTEIRO** EVP & Chief Growth, Strategy & Digital Officer	**JIM SABIA** EVP & President Beer Division	**BILL NEWLANDS** President & Chief Executive Officer	**ROBERT HANSON** EVP & President Wine and Spirits Division	**MIKE MCGREW** EVP & Chief Communications, CSR & Diversity Officer	**GARTH HANKINSON** EVP & Chief Financial Officer	**BILL NEWLANDS** President & Chief Executive Officer
		BILL RENSPIE Chief Customer Officer	**MALLIKA MONTEIRO** EVP & Chief Growth, Strategy & Digital Officer	**MATT MCHARGUE** SVP Fine Wine and Craft Spirits			**ROBERT HANSON** EVP & President Wine and Spirits Division
		JOHN KESTER SVP Operations Services	**JIM SABIA** EVP & President Beer Division	**SAM GLAETZER** SVP Global Operations & International Sales			**MIKE MCGREW** EVP & Chief Communications, CSR & Diversity Officer
		TOM MCCORRY SVP Finance		**LISA BROWN** SVP Supply Chain			**GARTH HANKINSON** EVP & Chief Financial Officer
				KEN METZ SVP Finance			

Constellation Brands


Constellation Brands
INVESTOR DAY 2023

Constellation Brands

BILL NEWLANDS

PRESIDENT AND CHIEF EXECUTIVE OFFICER

STRATEGIC OVERVIEW

Constellation Brands

OUR KEY HIGHLIGHTS FOR YOU TODAY

1. We remain confident in our strategy and plans for our **Beer Business to keep delivering best-in-class growth and profitability**
2. We continue to anticipate sequential improvement from the strategic transformation of our **Wine and Spirits Business to drive growth and higher profitability**
3. We are aiming to maintain our status as a top growth leader in CPG **targeting low double-digit diluted EPS growth as part of our medium-term algorithm**
4. We expect a step-up in operating cash flow growth and targeted organic investments to **yield $10B to $12B of free cash flow cumulatively from FY24 to FY28**
5. We are committed to our capital allocation priorities more broadly and our Board has **approved a $2B increase in our share repurchase authorization to $2.8B**[1]
6. We are making significant progress toward our ESG commitments and have **clear plans to further our ESG efforts in line with our business objectives**

1 $2B represents authorization approved by Board of Directors November 2023; $0.8B represents remaining portion of authorization approved by Board of Directors in January 2021 to repurchase up to $2.0B of the company's publicly traded common stock as of August 31, 2023.

Constellation Brands

A COMPELLING VALUE PROPOSITION

BEST-IN-CLASS GROWTH

10 consecutive years as a growth leader among CPG peers[1]

#1	CY22	#3	CY21
#6	CY20	#1	CY19
#1	CY18	#1	CY17
#4	CY16	#7	CY15
#8	CY14	#13	CY13

FINANCIAL DISCIPLINE

Consistent capital allocation priorities since FY19

1.0X reduction in net leverage ratio[2]

$5.7B in dividends & share repurchases

15M HL additional beer brewing capacity

ENHANCED STEWARDSHIP

Significant ESG improvements achieved in last year

1 Share = 1 Vote with Class B Collapse

New Board members and key roles rotated

Water Stewardship initial target exceeded

VALUE CREATION

Outperformance of total shareholder returns over multiple periods[3]



294%
10 YEARS
182%
124%
39%
3 YEARS
27%
16%
Constellation Brands
S&P 500
S&P Food & Beverage

1 Source: Circana and BCG analysis.
2 On a comparable basis excluding Canopy EIE
3 Source: FactSet data as of October 27, 2023.

Constellation Brands

DELIVERING ON OUR COMMITMENTS DRIVING RELENTLESSGROWTH IN OUR BEERBUSINESS OVER A DECADE of achieving consecutive quarters of depletion growth FY11 +3.0% FY14 +7.6% FY13 +4.5% FY12 +5.5% FY19 +8.8% FY18 +9.8% FY17 +12.0% FY16 +12.6% FY15 +6.0% FY20 +7.5% FY21 +6.3% FY22 +8.9% FY23 +7.5% Q1 Q2 FY11 FY24 Source: Company quarterly depletion growth rates from FY11 through Q2 FY24; highlighted percentages represent the depletion growth for the fiscal year and half year for H1 FY24; excludes import brands no longer within portfolio (St. Pauli Girl, Tsingtao, and Somersby). H1 FY24 +6.8% DELIVERING ON OUR COMMITMENTS DRIVING RELENTLESSGROWTH IN OUR BEERBUSINESS FY19 BEER BUSINESS ANNUAL DEPLETION GROWTH FY11 12% 0% 2% 4% 6% 8% 10% Conviction and execution in our Beer Business have maintained its momentum Source: Company annual depletion growth rates from FY11 through FY19 excluding import brands no longer within portfolio (St. Pauli Girl, Tsingtao, and Somersby); company shipment data; Circana, Total U.S. Multi-Outlet + Convenience, 52 weeks ending March 3, 2019. F Y 1 9 BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET MILLION CASES SHIPPED BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET ~110 MILLION CASES SHIPPED #6 #2 ~110 #7 #3 ~10 #33 #17 MILLION CASES SHIPPED ~8% FY11 TO FY19 CAGR DELIVERING ON OUR COMMITMENTS DRIVING RELENTLESSGROWTH IN OUR BEERBUSINESS Conviction and execution in our Beer Business have maintained its momentum H1 FY24FY19 0% 2% 4% 6% 8% 10% Source: Company annual depletion growth rates from FY19 through H1 FY24 excluding import brands no longer within portfolio (St. Pauli Girl, Tsingtao, and Somersby); company shipment data for H1 FY24 LTM; Circana, Total U.S. Multi-Outlet + Convenience, 26 weeks ending September 3, 2023. NO W BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET MILLION CASES SHIPPED BRAND IN U.S. BEER MARKET HIGH-END BEER IN U.S. MARKET ~180 MILLION CASES SHIPPED #1 #1 ~120 #5 #3 ~20 #20 #9 MILLION CASES SHIPPED BEER BUSINESS ANNUAL DEPLETION GROWTH ~8% FY19 TO H1 FY24 LTM CAGR DELIVERING ON OUR COMMITMENTS DRIVING RELENTLESSGROWTH IN OUR BEERBUSINESS DOLLAR SALES SHARE OF BEER Q2 FY24 LTM vs FY19 +331BPS +391BPS DOLLAR SALES SHARE OF BEER FY19 vs FY11 +46BPS DOLLAR SALES SHARE OF BEER Q2 FY24 LTM vs FY19 +98BPS DOLLAR SALES SHARE OF BEER FY19 vs FY11 +35BPS DOLLAR SALES SHARE OF BEER Q2 FY24 LTM vs FY19 +14BPS DOLLAR SALES SHARE OF BEER FY19 vs FY11 Conviction and execution in our Beer Business have maintained its momentum Source: Circana, Total U.S. Multi-Outlet + Convenience, 52 weeks ending September 3, 2023, 52 weeks ending March 3, 2019, and 52 weeks ending February 28, 2010.

DELIVERING ON OUR COMMITMENTS
TRANSFORMING OUR WINE AND SPIRITS BUSINESS



WINE AND SPIRITS BUSINESS NET SALES
$3B
$2B
$1B
$0B
FY12
FY13
FY14
FY15
FY16
FY17
FY18
FY19
FY20
FY21
FY22
FY23
Acquired Ruffino Remaining Equity Interest
Acquired Casa Noble
Acquired Meiomi
Acquired The Prisoner and High West
Divested Canadian Wine Business
Divested Canadian Whisky
Divested over 30 mainstream brands to Gallo
Acquired My Favorite Neighbor
Divested multiple mainstream brands and non-core premium brands to The Wine Group
Acquired Lingua Franca and Austin Cocktails
Divested Brands (Predominantly Mainstream)
Lower-End Brands
Higher-End Brands

Source: Company reported annual net sales from FY12 through FY23.

Constellation Brands

DELIVERING ON OUR COMMITMENTS
TRANSFORMING OUR WINE AND SPIRITS BUSINESS

Our investments in scalable Wine and Spirits higher-end brands are delivering strong growth

CASA NOBLE TEQUILA	MEIOMI	The Prisoner WINE CO.	HIGH WEST	MY FAVORITE NEIGHBOR
+30% DOLLAR SALES CAGR SINCE ACQUISITION	**+25%** DOLLAR SALES CAGR SINCE ACQUISITION	**+28%** DOLLAR SALES CAGR SINCE ACQUISITION	**+33%** DOLLAR SALES CAGR SINCE ACQUISITION	**+23%** DOLLAR SALES CAGR SINCE ACQUISITION

Source: Circana, Total U.S. Multi-Outlet + Convenience, 52 weeks ending August 31, 2014 (Casa Noble), August 2, 2015 (Meiomi), October 2, 2016 (The Prisoner, High West), November 14, 2021 (My Favorite Neighbor), and September 3, 2023.

Constellation Brands

DELIVERING ON OUR COMMITMENTS
TRANSFORMING OUR WINE AND SPIRITS BUSINESS

More recent Wine and Spirits actions have accelerated the transformation of the Business

	LARGEST BRANDS	GROWTH PROFILE	MARGIN PROFILE	SCALE & DISTRIBUTION	STRATEGIC RELEVANCE
FY21 DIVESTITURES	Arbor Mist, Black Box, Clos du Bois, Estancia, Franciscan Estate, Hogue, Manischewitz, Mark West, Ravenswood, Taylors, Vendange, Wild Horse	Weak	Weak	Intermediate	Weak
FY23 DIVESTITURES	Cooper & Thief, Crafters Union, The Dreaming Tree Wines, Monkey Bay, 7 Moons Red Blend, Charles Smith Wines	Weak	Intermediate	Weak	Weak

Weak · Intermediate · Strong

Constellation Brands

DELIVERING ON OUR COMMITMENTS
TRANSFORMING OUR WINE AND SPIRITS BUSINESS

More recent Wine and Spirits actions have accelerated the transformation of the Business

	CURRENT PORTFOLIO	LARGEST BRANDS	GROWTH PROFILE	MARGIN PROFILE	SCALE & DISTRIBUTION	STRATEGIC RELEVANCE
HIGHER-END	CRAFT SPIRITS	High West, Mi Campo, Casa Noble Tequila	Strong	Strong	NOW (Intermediate) → GOAL (Strong)	Strong
HIGHER-END	FINE WINE	The Prisoner Wine Co., Robert Mondavi Winery, My Favorite Neighbor	Strong	Strong	NOW (Intermediate) → GOAL (Strong)	Strong
HIGHER-END	PREMIUM WINE	Meiomi, Kim Crawford, Robert Mondavi Private Selection	Strong	Strong	Strong	Strong
LOWER-END	MAINSTREAM WINE & SPIRITS	SVEDKA, Woodbridge	NOW (Weak) → GOAL (Intermediate)	NOW (Weak) → GOAL (Intermediate)	Strong	Intermediate

Weak · Intermediate · Strong

Constellation Brands

DELIVERING ON OUR COMMITMENTS
TRANSFORMING OUR WINE AND SPIRITS BUSINESS

		FY19			FY24 Q2 LTM		
HIGHER-END	FINE WINE & CRAFT SPIRITS	11 BRANDS	8% OF NET SALES	~11% 1-YEAR DOLLAR SALES GROWTH	22 BRANDS	23% OF NET SALES	~13% 1-YEAR DOLLAR SALES GROWTH
HIGHER-END	PREMIUM WINE	12 BRANDS	44% OF NET SALES	~9% 1-YEAR DOLLAR SALES GROWTH	5 BRANDS	42% OF NET SALES	~3% 1-YEAR DOLLAR SALES GROWTH
LOWER-END	MAINSTREAM WINE & SPIRITS	34 BRANDS	58% OF NET SALES	~0% 1-YEAR DOLLAR SALES GROWTH	4 BRANDS	35% OF NET SALES	~(5)% 1-YEAR DOLLAR SALES CHANGE

Source: Net Sales percentage represents portion of the Wine and Spirits Business; Circana, Total U.S. Multi-Outlet + Convenience, 52 weeks ending March 3, 2019 and September 3, 2023.

Constellation Brands

DELIVERING ON OUR COMMITMENTS
A SOLID TRACK RECORD OF FOCUSED INNOVATION

Two clear consumer-led focus areas established to drive our innovation efforts

FY19

BETTERMENT OFFERINGS


Corona Light
Corona PREMIER

FLAVOR OFFERINGS


SVEDKA
Modelo CHELADA
Corona REFRESCA

Constellation Brands

DELIVERING ON OUR COMMITMENTS
A SOLID TRACK RECORD OF FOCUSED INNOVATION

Significantly expanded innovation offerings aligned with two consumer-led focus areas

NOW

BETTERMENT OFFERINGS


Corona Light
Corona PREMIER
MEIOMI BRIGHT
KIM CRAWFORD ILLUMINATE
Modelo Oro
Corona NON-ALCOHOLIC
SIMI

FLAVOR OFFERINGS


SVEDKA
MI CAMPO
Modelo CHELADA
Corona HARD SELTZER
FRESCA MIXED
HIGH WEST
AUSTIN COCKTAILS
Modelo RANCH WATER
Corona REFRESCA TROPICAL PUNCH
WOODBRIDGE Fruitful Blends

Constellation Brands

DELIVERING ON OUR COMMITMENTS
A SOLID TRACK RECORD OF FOCUSED INNOVATION

Strong share of growth delivered by focused, consumer-led innovation efforts

BEER BUSINESS INNOVATION

95% CAGR
FIVE-YEAR TRACKED CHANNELS ANALYS IS

WINE & SPIRITS BUSINESS INNOVATION

81% CAGR
FIVE-YEAR TRACKED CHANNELS ANALYS IS

Source: Constellation Brands CY23 mid-year innovation analysis; Circana, Total U.S. Multi-Outlet + Convenience, 52 weeks ending July 22, 2018 and July 16, 2023.

Constellation Brands

DELIVERING ON OUR COMMITMENTS
CONSISTENT, DISCIPLINED CAPITAL ALLOCATION

Firm delivery against our capital allocation priorities introduced in FY20

SOLID INVESTMENT GRADE RATING	DIVIDEND GROWTH IN-LINE WITH EARNINGS	ORGANIC INVESTMENTS TO SUPPORT GROWTH	SHARE REPURCHASES TO ENHANCE RETURNS	SMALLER / TUCK IN ACQUISITIONS
Reduced net leverage ratio to 3-3.5x	Dividend payout ratio at ~30%	Material uplift in brewing capacity	Total $3B+ in share repurchases	Fundamental shift in M&A spend



~4.5X
~3.9X
~3.1X
Reclassification Financing
~3.6X
~3.2X
FY19 FY20 FY21 FY22 FY23 Q2 FY24
30%
29%
27%
28%
29%
FY20 FY21 FY22 FY23 Q2 FY24 LTM
~34M HL
~39M HL
~42M HL
~47M HL
FY19 FY20 FY21 FY22 FY23 Q2 FY24
~$0.1B
~$0.0B
~$1.4B
~$1.7B
~$0.0B
FY20 FY21 FY22 FY23 H1 FY24
~$4.1B
~$0.1B
~$0.2B
~$0.1B
~$0.1B
~$0.0B
FY19 FY20 FY21 FY22 FY23 H1 FY24

Note: Net leverage ratio defined as debt net of cash divided by comparable basis EBITDA excluding Canopy EIE. EBITDA is calculated on a comparable basis and is a non-GAAP financial measure. A reconciliation to the most directly comparable GAAP financial measure is included within the appendix. Payout ratio defined as dividend per share divided by comparable basis earnings per share excluding Canopy EIE.

Constellation Brands

DELIVERING ON OUR COMMITMENTS
DOING GOOD FOR THE WORLD AND FOR OUR BUSINESS

Environmental and social initiatives more closely designed to align with our business objectives



Elevated accountability for corporate social responsibility to executive level role
FY21
Enhanced alignment of corporate social responsibility priorities to business objectives
Board formalized committee oversight of environmental, sustainability & social responsibility programs
FY22
Established first water stewardship & greenhouse gas emissions targets
Published first *ESG Impact Report* inclusive of reporting aligned with SASB and TCFD frameworks
FY23
Achieved & exceed first water stewardship target ahead of schedule
Established waste reduction & circular packaging targets
FY24
Established updated water stewardship target

Constellation Brands

DELIVERING ON OUR COMMITMENTS
EVOLVING OUR GOVERNANCE STRUCTURE

Significant governance enhancements introduced in the last year

RECLASSIFICATION OF CLASS B COMMON STOCK Alignment of shareholder voting power and economic ownership	**RETIREMENT OF PREVIOUSLY CONTROLLING SHAREHOLDER (ROB SANDS) AS BOARD CHAIR** Appointment of interim independent Chair	**RESIGNATION OF CONTROLLING SHAREHOLDER (ROB SANDS) AS NON-VOTING BOARD COMMITTEE MEMBER** Sands Family waives any future non-voting Board committee participation
RETIREMENT OF TWO LONGEST TENURED NON-EXECUTIVE DIRECTORS Retirements also resulted in appointment of new chairs for HR and CGN&R committees	**APPOINTMENT OF TWO NEW INDEPENDENT DIRECTORS** Strong financial expertise, as well as CPG and retail sector experience	**BOARD ADOPTED ANTI-PLEDGING POLICY FOR DIRECTORS AND EXECUTIVE OFFICERS** Capped carve-out for Sands Family and affiliated entities

Constellation Brands

OUR PATH FORWARD
OUR STRATEGIC INITIATIVES UPHOLD OUR COMPELLING VALUE PROPOSITION



Deliver on our value proposition for our shareholders, consumers, employees, communities, and broader stakeholders
Advancing ESG in line with our business objectives
Disciplined and balanced capital allocation priorities
Empower the enterprise
Build brands that people love
Consumer obsessed
Develop consumer-led innovations

Constellation Brands

OUR PATH FORWARD
ONGOING FOCUS ON KEY CONSUMER TRENDS

CONSUMER OBSESSION

300,000
LDA consumer interviews conducted in last 2 years

10,000
Consumption occasions mapped

+

FOUR CONSUMER-LED KEY MACRO FORCES IDENTIFIED

Premiumization · Uniqueness · Channel Fluidity · Positive Impact



=

PRODUCT OFFERINGS
Consumer-led
Authentic
Differentiated
Incremental

CONSUMER REACH
Traditional and digital distribution and marketing channels to reach LDA consumers

Constellation Brands

OUR PATH FORWARD
CONTINUED RUNWAY FOR OUR BEER BUSINESS

We remain confident in our medium-term strategy and plans for our Beer Business to keep delivering best-in-class growth and profitability

MAINTAINING STRONG VOLUME GROWTH	MAINTAINING ~7-9% NET SALES ANNUAL GROWTH	RETURNING TO ~39-40% OPERATING MARGINS	OPTIMIZING MODULAR CAPACITY GROWTH
ADDING **100M+ CASES** FY28 vs FY23	UPLIFT OF **~$3B - ~$4B** FY28 vs FY23	UPLIFT OF **~$1.2B - ~$1.7B** FY28 vs FY23	ADDING **~22M HL** FY24 to FY28

Constellation Brands

OUR PATH FORWARD
PIVOTAL MOMENT FOR OUR WINE AND SPIRITS BUSINESS

We continue to anticipate sequential improvement from the strategic transformation of our Wine and Spirits Business to accelerate growth and drive higher profitability

LIFTING HIGHER-END MIX GROWTH	REVISED TARGET NET SALES ANNUAL GROWTH TO ~1-3%	CONTINUING TO DRIVE MSD OPERATING INCOME ANNUAL GROWTH	REVISED OPERATING MARGIN EXPANSION TO ~25-26%
+2000 BPS HIGHER-END NET SALES FY28 vs FY23	UPLIFT OF **~$40M- ~$220M** FY28 vs FY23	UPLIFT OF **~$60M- ~$130M** FY28 vs FY23	UPLIFT OF **~2.7%- ~3.7%** FY28 vs FY23

Constellation Brands

OUR PATH FORWARD
PUSHING OUR INNOVATION PLANS AND CAPABILITIES EVEN FURTHER

DISTINCTIVE APPROACH TO EMERGING BRANDS

1. **Ownership & Accountability**
   Dedicated resources & funding
2. **Multi-year Journey**
   Adapt over multiple years
3. **Targeted Testing Approach**
   Initial launch in smaller markets

R&D FACILITIES AT NAVA AND WOODBRIDGE



DIFFERENTIATED LIQUIDS NOW BEING TESTED

Patented Nitrogen Technology

Patented Flavor Change Technology


Modelo
Shyft

Constellation Brands

OUR PATH FORWARD
REINFORCED CAPITAL ALLOCATION PRIORITIES

SOLID INVESTMENT GRADE RATING	DIVIDEND GROWTH IN-LINE WITH EARNINGS	ORGANIC INVESTMENTS TO SUPPORT GROWTH	SHARE REPURCHASES TO ENHANCE RETURNS	TUCK IN ACQUISITIONS
Expect to achieve target of	Expect to maintain target of	Expect total growth and maintenance Capex of	Total board authorization of	Disciplined and rigorous process to
~3.0x net leverage ratio during FY25	~30% annual dividend payout ratio	~$4B in Beer Business from FY24 to FY28	~$2.8B for share buybacks now in place[1]	assess with strict criteria any M&A considered

Note: Net leverage ratio defined as debt net of cash divided by comparable basis EBITDA excluding Canopy EIE. EBITDA is calculated on a comparable basis and is a non-GAAP financial measure. A reconciliation to the most directly comparable GAAP financial measure is included within the appendix. Payout ratio defined as dividend per share divided by comparable basis earnings per share excluding Canopy EIE.
1 $2B represents authorization approved by Board of Directors November 2023; $0.8B represents remaining portion of authorization approved by Board of Directors in January 2021 to repurchase up to $2.0B of the company's publicly traded common stock as of August 31, 2023.

Constellation Brands

OUR PATH FORWARD
ESG PROGRESS ALIGNED WITH OUR BUSINESS OBJECTIVES

MODELING WATER STEWARDSHIP	REDUCING GHG EMISSIONS	REDUCING WASTE AND ENHANCING PACKAGING	FOSTERING AN INCLUSIVE CULTURE	FURTHER ENHANCING OUR BOARD
Increasing our restoration target	Continuing to work toward target of	Expecting to attain	Continuing to work toward our ambition for	Process underway to appoint
from 1.1B to ~5B gallons of water between FY23 and FY25	15% reduction in Scope 1 and 2 GHG emissions by FY25	TRUE Certification for Zero Waste to landfill and enhance circular packaging by FY25	a more diverse, equitable workforce	new independent Board Chair

Constellation Brands

OUR PATH FORWARD
SIGNIFICANT VALUE UPLIFT OPPORTUNITY

NUMBER OF COMPANIES

KEY MEASURE	STZ PROFILE (OR BETTER)	NUMBER OF COMPANIES
TOTAL S&P 500		503
TOP-LINE	Mid to high single-digit sales growth	177 per NTM consensus
EARNINGS	Double-digit diluted EPS growth	138 per NTM consensus
DIVIDEND	~30% payout ratio	43 per NTM consensus
SECTOR	Consumer staples / discretionary	7 COMPARABLE COMPANIES

	EV/EBITDA NTM	P/E NTM
Constellation Brands	14.2x	18.1x
BROWN-FORMAN	19.4x	26.4x
Yum!	17.4x	22.0x
McDonald's	16.7x	21.8x
Starbucks Coffee	16.1X	23.5x
TJX	15.9x	22.3x
Mondelēz International	15.3x	19.5x
DARDEN	13.2x	15.9X

Source: FactSet data as of October 27, 2023.

Constellation Brands

OUR PATH FORWARD
COMMITTED LEADERSHIP
DRIVING A CONSISTENT STRATEGY TO DELIVER RESULTS



BILL NEWLANDS
President & Chief Executive Officer



JIM BOURDEAU
EVP & Chief Legal Officer



KRIS CAREY
EVP & Chief Human Resources Officer



GARTH HANKINSON
EVP & Chief Financial Officer



ROBERT HANSON
EVP & President Wine & Spirits



MICHAEL MCGREW
EVP & Chief Communications, CSR and Diversity Officer



MALLIKA MONTEIRO
EVP & Chief Growth, Strategy & Digital Officer



JIM SABIA
EVP & President Beer

Constellation Brands

2023 EVP, CHIEF GROWTH, STRATEGY & DIGITAL OFFICER MALLIKA MONTEIRO WE ARE FOCUSED ON GROWTH CULTURE OF CONSUMER OBSESSION

CONSTELLATION BRANDS IS CONSUMER OBSESSED









BUILT ON DEEP CONSUMER UNDERSTANDING, INSIGHTS AND ANALYTICS

+300K LDA CONSUMER CONVERSATIONS

2.5M CONSUMERS

240M U.S. LDA ADULTS[1]

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

AND GROUNDED IN THE NEEDS AND MOTIVATIONS OF TODAY'S CONSUMER


FEELING SPECIAL
FEELING CONNECTED
FEELING BALANCED
FEELING REWARDED
DEMAND SPACES
Constellation Brands

Constellation Brands

WITH ON-THE-GROUND MARKET INTELLIGENCE

CULTURE	CONSUMER BEHAVIOR	ON-PREMISE TRENDS	CONSUMER EXPECTATIONS
			

Constellation Brands

WE UNDERSTAND LUXURY WINE DRINKERS



Constellation Brands

HISPANIC CONSUMERS CONTINUE TO BE A CRITICAL GROWTH DRIVER FOR CONSTELLATION BRANDS

60% OF TOTAL U.S. POPULATION GROWTH

$2T PURCHASING POWER

LARGEST AFFLUENT U.S. GEN Z CONSUMERS

50M U.S. LDA DRINKERS BY 2030



Source: Constellation Brands data, analyses, and plans.

Constellation Brands

GENERAL MARKET CONSUMERS CONNECT TO OUR BEER BRANDS

+50% CONSTELLATION BEER DOLLARS[1]

~70% CONSTELLATION BEER GROWTH[1]



[1] Circana Hispanic Insights Advantage (HIA) database and Total US Food-Convenience L52W ending 9/10/23.

Constellation Brands

TURNING OUR CONSUMER OBSESSION INTO ACTION


CAMP
KIM
PACIFICO

Constellation Brands

TURNING OUR CONSUMER OBSESSION INTO ACTION

Modelo Spiked Aguas Frescas

#1 NEW FMB IN LAS VEGAS[1]

150 HISPANIC CONSUMER INDEX — #1 AHEAD OF TOP 5 NATIONAL FMBs[2]

NITRO TECHNOLOGY

AUTHENTIC FLAVOR & TASTE



AGUAS FRESCAS
FLOR DE JAMAICA
PEPINO Y LIMÓN
CUCUMBER LIME
SANDÍA
WATERMELON
PIÑA
PINEAPPLE
CONTAINS ALCOHOL
IMPORTED FROM MEXICO

[1] Circana L12W ending 9/10/23
[2] Circana HIA, Total US Food+Conv; L52W week ending 10/15/23

Constellation Brands

TURNING OUR CONSUMER OBSESSION INTO RESULTS

Corona	Modelo Especial	The Prisoner Wine Co.
NEW & EXISTING BRAND EXTENSIONS **$3B** CIRCANA DOLLAR SALES SINCE 2018[1]	**+18%** HH PENETRATION GROWTH OVER LAST 3 YEARS[2] **#1** REPEAT RATE AMONG HISPANICS[2]	SINCE ACQUISITION: **+260%** NET SALES **~40%** NET SALES BEYOND RED BLEND[3]

[1] Circana MULO+C L52 Weeks ending 7/22/18 through 7/16/23
[2] Circana Consumer and Shopper Insights Advantage (CSIA) database; L52W ending 9/10/23
[3] Constellation Brands data, analyses, and plans.

Constellation Brands

WE ARE FOCUSED ON GROWTH



CULTURE OF CONSUMER OBSESSION

NEXT GENERATION TOOLS & CAPABILITIES

INNOVATION & EMERGING BRANDS

Constellation Brands

NEXT GENERATION TOOLS AND CAPABILITIES

INNOVATION AND R&D

BRAND BUILDING AND MEDIA

DIGITAL BUSINESS ACCELERATION

Constellation Brands

OPERATIONAL AND R&D INVESTMENTS


Tangerine
Pineapple
Hibiscus

NEARLY
$550M
INVESTMENT OVER LAST 5 YEARS



Constellation Brands

ACCELERATED INNOVATION AGENDA DRIVING GROWTH


2018
2019
2020
2021
2022
2023
2024
Corona Premier
Corona Hard Seltzer
Modelo Chelada
Fresca Mixed
Modelo Oro
Manhattan
Old Fashioned
Meiomi
Mango Mimosa

Over last 5 years, Innovation at CBI delivered: **$3.4B** OF TOTAL CBI INNOVATION DOLLAR SALES[1] **~30%** OF CBI PORTFOLIO DOLLAR SALES GROWTH[1]

Note: Commercialized CBI Innovation in market in 2023 and select upcoming 2024 launches. Examples not exhaustive.
[1] Circana, Total U.S. – Multi-Outlet + Convenience, L52 Weeks 7-22-18 through 7-16-23

Constellation Brands

BRAND BUILDING AND MEDIA


Watch
For you
Live
Music
Gaming
Modelo
AUTHENTIC MEXICAN BEER
MEIOMI

Constellation Brands

CONSTELLATION BRANDS' BRAND BUILDING


¡Mi CAMPO
LDA CONSUMER
CREATIVITY
CONSISTENCY

Constellation Brands

CONSTELLATION BRANDS' BRAND BUILDING = HIGH MEDIA ROI IN BEER[1]


$2.50
ROI
~$750M
PROFIT

[1] Source: Constellation Brands data, analyses, and plans.

Constellation Brands

CONSTELLATION BRANDS WAS AN EARLY ADOPTER IN DIGITAL COMMERCE


Kim Crawford Sauvignon Blanc White Wine
ADD TO CART




BEVERAGE ALCOHOL CATEGORY PERFORMANCE[1]
3-Tier eCommerce
3%
3.8%
CATEGORY GROWTH
CONSTELLATION BRANDS PORTFOLIO


BEER CATEGORY PERFORMANCE[1]
3-Tier eCommerce
2.4%
10.2%
TOTAL BEER CATEGORY GROWTH
CONSTELLATION BEER PORTFOLIO

[1] Circana L52 Wks Ending 9/10/23. Circana ePOS tracked accounts = Albertsons, Amazon, Lowes Foods, Giant Eagle, Kroger, Meijer, Raley's, Schnucks, SEG, Target, Total Wine & More, and Walgreens

Constellation Brands

ACCELERATING OUR DIGITAL LEADERSHIP

DBA | UNLOCK DEMAND DRIVE DISRUPTION DELIVER EXCELLENCE

- $60M - $80M planned investment in first 2 years of program
- Technology, Data and Analytics, Talent and Agile Delivery

PROCUREMENT

SUPPLY CHAIN

MARKETING

Constellation Brands

ACCELERATING OUR DIGITAL LEADERSHIP

PROCUREMENT
- Data Transparency and Automation
- $60M savings (FY23 and FY24)



SUPPLY CHAIN
- Sustained OTIF improvement
- $0.02 per case efficiency savings



MARKETING
- 8% sales uplift for Pacifico
- Expansion to Corona and Modelo

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

INNOVATION & EMERGING BRANDS WE ARE FOCUSED ON GROWTH #1 INNOVATION BRAND1 #1 NEW SINGLE SERVE1 2.5x CBI BETTERMENT PRODUCTS GROWING2 INNOVATION AND EMERGING BRANDS 1 Source: Circana, Total U.S. Multi-Outlet + Convenience, 12 weeks ending 9/10/23; Ranking based on brands introduced nationally this year. 2Circana L52W ending 6/18/23. Note: Betterment Wine is defined as still wine, in a bottle, popular+ price segment, below 10% ABV, including core varietals but excluding flavored wines Ventures investments outgrowing segments1 +101pp NA BEER +71pp ULTRA PREMIUM WINE +6pp MEZCAL+43pp GIN +136pp LUXURY WINE INNOVATION AND EMERGING BRANDS 1 Circana, Total U.S. – Multi-Outlet + Convenience, L52W ending 6/18/23; Outperformance compares Circana segment growth to Ventures brand Internal Net Sales data CURRENT STRATEGY DRIVING GROWTH CBI OF CBI PORTFOLIO DOLLAR SALES GROWTH1 INNOVATION DROVE ~30% OF TOTAL CBI INNOVATION DOLLAR SALES1 DELIVERING $3.4B Innovation Non-Innovation Net Growth/Decline C B I T O TA L P O R T F O L I O C O R E AN D I N N O VAT I O N V S C O M P E T I T I V E S E T 2 OVER LAST 5 YEARS D O L L A R S A L E S C H A N G E V S P R IO R Y E A R C O M P E T I T O R S R A N K E D B Y T O T A L N E T G R O W T H / D E C L I N E 1 Circana, Total U.S. – Multi-Outlet + Convenience, L52 Weeks 7-22-18 through 7-16-23. 2 Circana, Total U.S. – Multi-Outlet + Convenience, L52 Weeks through 7-16-23

OUR BEER INNOVATION DELIVERS MORE DOLLARS PER SKU THAN OUR LARGE BEER COMPETITORS


INNOVATION $/SKU
$1.0M
COMPETITOR #1
$2.1M
COMPETITOR #2
$3.4M
COMPETITOR #3
$4.6M
CBI
OF INNOVATION SKUS
668
235
136
75


Modelo Oro
Modelo
CHELADA
SANDÍA PICANTE
Corona
PREMIER

Source: Circana L52 Wks Ending 7/16/23.

Constellation Brands

CURRENT STRATEGY DRIVING GROWTH

ORGANIC INNOVATION



INCUBATION OF EMERGING BRANDS



VENTURE INVESTING



TUCK IN M&A



Constellation Brands

CURRENT STRATEGY DRIVING GROWTH

ORGANIC INNOVATION



INCUBATION OF EMERGING BRANDS


FRESCA MIXED
VODKA SPRITZ

Constellation Brands

CONSUMER OBSESSED



Constellation Brands

HIGH GROWTH MARKET SEGMENTS

FLAVORS & BETTERMENT

Corona Non-Alcoholic is the **#1 share-gaining brand** in non-alcoholic Beer category[1]


Modelo
CHELADA
SANDÍA PICANTE
Modelo
AGUAS FRESCAS
FRESCA MIXED
VODKA SPRITZ
Corona
NON-ALCOHOLIC
Corona
PREMIER
Modelo Oro
GOLD STANDARD LIGHT BEER

READY TO SERVE & BETTERMENT

KC Illuminate + Meiomi Bright **up 56%** vs Betterment Category **up 21%**[2]


HIGH WEST
OLD FASHIONED
BARREL FINISHED COCKTAIL
MI CAMPO
MEIOMI
BRIGHT

Note:
For Flavors: Beer Flavors segment defined as flavored malt beverages, malt/sugar seltzers, flavored beer, and cider.
For Beer Betterment: Beer Betterment segment defined as high-end light beers and non-alcoholic beers.
For Wine Betterment: Wine Betterment segment defined as still wine, in a bottle, popular+ price segment, below 10% ABV, including core varietals but excluding flavored wines

[1] Circana, Total U.S. – Multi-Outlet + Convenience, L12 Weeks through 9-10-23
[2] Circana, L52 Weeks through 6-18-23

Constellation Brands

PRIORITIZE BRAND EXTENSIONS

CBI INNOVATION GENERATES **20x** INNOVATION GROWTH OF 2 OTHER TOP BEER SUPPLIERS[1]


Modelo
AGUAS FRESCAS
Modelo Oro
Corona
NON-ALCOHOLIC
Vicky
CHAMOY
HIGH WEST
MI CAMPO

[1] Circana, L52 Weeks through 7-16-23

Constellation Brands

AUTHENTIC & UNIQUE LIQUIDS


Modelo
AGUAS FRESCAS
Modelo
AGUAS FRESCAS
FRESCA MIXED
VODKA SPRITZ
FRESCA MIXED
VODKA SPRITZ
AQUA DI VENUS
RUFFINO
HIGH WEST
Cook's
MANGO MIMOSA

Constellation Brands

TEST TO LEARN


FRESCA MIXED
FRESCA MIXED


Modelo
SPIKED
AGUAS FRESCAS



Constellation Brands

DISCIPLINED 1 Source: Circana, Multi-Outlet + Convenience across entire Beer Imports Portfolio, L52 weeks through 9/17/2023 CBI GENERATES 5x THE SALES PER SKU OF THE TWO OTHER TOP BEER SUPPLIERS1 INCREMENTAL VALUE CREATION 1 Circana Custom Study provided to Constellation Brands, Inc CBI INCREMENTALITY ABOVE 30-40% INDUSTRY AVERAGE1 EMERGING BRANDS AT CONSTELLATION EMERGING BRANDS AT CONSTELLATION OWNERSHIP & ACCOUNTABILITY PATIENCE & MULTI-YEAR JOURNEY TARGETED TEST MARKETS

WE ARE INVESTING IN THE FUTURE WE HAVE A CONSUMER-DRIVEN & DISCIPLINED APPROACH TO INNOVATION WE ARE FOCUSED ON GROWTH CULTURE OF CONSUMER OBSESSION 2023 EVP & PRESIDEN T, BEER DIVISION JIM SABIA

CONSUMER-LED PREMIUMIZATION HAS SHIFTED GROWTH IN THE U.S. BEER MARKET TO THE HIGH-END… 33% 52% 60% 67% 48% 40% CY12 CY19 CY22 U . S . B E E R $ S AL E S U . S . B E E R $ S AL E S C AG R C Y 1 2 - C Y 2 2 High-end Low-end -1.0% +11.0% -1% 3% 7% 11% Source: Circana, Multi-Outlet + Convenience, Calendar Years 2012, 2019, and 2022. Source: Circana, Total U.S. Multi-Outlet + Convenience, Calendar Year 2012 and 2022. …AND OUR HIGH-END PORTFOLIO HAS BEEN WINNING THE PREMIUMIZING LDA CONSUMER FOR OVER A DECADE… Source: Circana, Multi-Outlet + Convenience, Calendar Years 2012-2022. Note: Constellation Brands CAGR figures are Import trends only. CHANNEL DOLLAR SALES - LARGEST SUPPLIERS U. S. BEER MARKET CY12 - CY22 CAGR CY12 SHARE CY22 SHARE CY12 HE SHARE CY22 HE SHARE +14% 7% 16% 21% 27% +1% 50% 36% 26% 22% 0% 25% 17% 7% 5% I N D U S T RY H I G H - E N D 0 …WITH OUR CORE BRANDS ACHIEVING STRONG GROWTH WITH LEADERSHIP POSITIONS ACROSS KEY U.S. MARKETS… Source: Circana, Multi-Outlet + Convenience, L52 weeks through 10/8/2023 DALLAS LA LAS VEGAS SAN DIEGO SACRAMENTO HOUSTON RALEIGH NYC BOISE SALT LAKE CITY AUSTIN SAN ANTONIO DENVER CHICAGO ATLANTA MIiAaMmIiTAMPA RICHMOND JACKSONVILL E ORLANDO SEATTLE PORTLAND #1 MARKETS Miami New York City Orlando SAN FRANCISCO #2 MARKETS San Francisco #3 MARKETS Portland Jacksonville Richmond Seattle Hartford Tampa HARTFORD Los Angeles Chicago Las Vegas San Diego Sacramento Austin Denver Raleigh Houston Seattle #1 MARKETS San Francisco Salt Lake City Dallas #2 MARKETS Miami New York City Portland Boise #3 MARKETS San Antonio Atlanta

…AND OUR LARGEST BRAND RECENTLY RISING TO THE OVERALL #1 SPOT IN THE U.S. BEER MARKET…

The New York Times
How a Mexican Lager Quietly Rose to Become America's Best-Selling Beer
A decade before Bud Light faced a conservative-led boycott over a transgender influencer, Modelo Especial was on track to take the No. 1 spot.

Modelo's rise to No. 1 beer was no fluke, even with the Bud Light controversy

THE WALL STREET JOURNAL.
Bud Light Loses Title as Top-Selling U.S. Beer

Modelo rides demographic wave to top of US beer sales
Savvy marketing and a growing Hispanic population helped Modelo Especial overtake Bud Light as the top-selling U.S. beer in May, experts say.

Modelo Extends Its Lead Over Bud Light And Budweiser In The U.S.

SCIENCE OF SUCCESS
How America's New Favorite Beer Hammered the Competition
Modelo Especial dethroning Bud Light was a decade in the making—and its coronation began with one man blocking a $20 billion deal

THE WALL STREET JOURNAL.
CMO TODAY
How Modelo's Marketing Beat Bud Light (It Wasn't Just the Boycott)
Shifting demographics and Bud Light's decline are only part of the reason that Modelo Especial has risen to the top

How Modelo dethroned Bud Light to become the top-selling U.S. beer

Note: Modelo Especial's #1 Position is based from Tracked Channel data and is in Dollar Sales

Constellation Brands

…PREMIUMIZATION REMAINS A DRIVING FORCE AND WE STILL SEE PLENTY OF OPPORTUNITY AHEAD!

THE U.S. CONTINUES TO PREMIUMIZE

STATES WITH **+60%** HE SHARE

STATES ADDING **3+** HIGH-END SHARE POINTS OVER LAST TWO YEARS





Pacifico
Modelo
Chelada
Especial
Modelo Oro
Corona Premier
Corona Extra
Modelo Especial



Victoria
Corona Refresca
Modelo
Aguas Frescas
Modelo Negra
Corona Familiar
Corona Light

Source: Circana, Multi-Outlet + Convenience, L52 weeks through 9/17/2023.
Source: Circana, Multi-Outlet + Convenience, Calendar Years 2021 and 2022.

Constellation Brands

GROWTH DRIVERS

DISTRIBUTION — **~40-50%** OF EXPECTED VOLUME GROWTH



SIMPLE



EFFECTIVE

DEMOGRAPHICS — **~20-30%** OF EXPECTED VOLUME GROWTH



HISPANIC LDA CONSUMER
50% OF CURRENT CONSUMER MIX



LDA GENERAL MARKET
50% OF CURRENT CONSUMER MIX

INNOVATION — **~20-40%** OF EXPECTED VOLUME GROWTH



LIQUID



PRICE-PACK

30% OF GROWTH OVER THE LAST 5 YEARS

Constellation Brands

STRATEGIC GROWTH IMPERATIVES
GO-FORWARD VISION

DRIVE GROWTH
WITH THE CORE

Lead the high-end and drive differentiated, incremental portfolio growth

BUILD FOCUSED APPROACH
TO FLAVORS

Unlock new occasions and LDA consumers in order to diversify our long-term sources of growth

ACCELERATE GROWTH
IN BETTERMENT

Leverage portfolio breadth to address shifting consumer demands for betterment options

Constellation Brands

STRATEGIC GROWTH IMPERATIVES
GO-FORWARD VISION

MAXIMIZE MOMENTUM

- Large-scale, mature brands
- Market-leading share & equity
- Commercial prioritization
- Majority of investment


Modelo
Corona
Extra
Pacifico

ACCELERATE MOMENTUM

- Developing, mid-scale brand with high growth potential
- Emerging equity & awareness
- Over-index investment & commercial prioritization

FY23 DEPLETIONS	~180M CASES	~120M CASES	~19M CASES
FY24-28 OUTLOOK	MSD-HSD ANNUAL GROWTH	LSD ANNUAL GROWTH	LDD ANNUAL GROWTH



DRIVE GROWTH
WITH THE CORE

Lead the high-end and drive differentiated, incremental portfolio growth

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

STRATEGIC GROWTH IMPERATIVES
GO-FORWARD VISION

DEVELOPING, MID-SCALE BRANDS

with high growth potential


Modelo
CHELADA
Modelo
CHELADA
SANDÍA
PICANTE
Corona
REFRESCA
Modelo
AGUAS FRESCAS
FRESCA
MIXED

SMALL-SCALE BRANDS

with growth upside in high potential segments

FOCUSED INVESTMENT

in key tactics, regions, and DMAs

FY23 DEPLETIONS	18M CASE MILESTONE
FY24-28 OUTLOOK	LDD ANNUAL GROWTH



BUILD FOCUSED APPROACH
TO FLAVORS

Unlock new occasions and LDA consumers to diversify our long-term sources of growth

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

STRATEGIC GROWTH IMPERATIVES
GO-FORWARD VISION

50%+
CONSUMERS SEEKING
HEALTHIER OPTIONS*

10%
CAGR
OVER LAST 10 YEARS (HIGH-END LIGHT)**

1/3 OF INDUSTRY
IN "LIGHT" OFFERINGS***


Corona Light
Corona PREMIER
Modelo Oro
GOLD STANDARD LIGHT BEER
Corona
NON-ALCOHOLIC



ACCELERATE GROWTH
IN BETTERMENT

Leverage portfolio breadth to address shifting consumer demands for betterment options

*Source: Morning Consult Survey April 2023. **Source: Circana, Multi-Outlet + Convenience, Calendar Years 2012-2022. ***Source: Circana, Multi-Outlet + Convenience, L52 Weeks through 8/16/2023

Constellation Brands

EFFICIENCY & EARNINGS DRIVERS
GO-FORWARD VISION

FOCUSED & DISCIPLINED
PORTFOLIO ARCHITECTURE

Maintain an efficient set of brands and SKUs while developing new price points for the LDA consumer to access our brands

EFFECTIVE & ENHANCED
MARKETING INVESTMENTS

Continue to grow investments in marketing while enhancing their effectiveness and returns

EVOLVED & OPTIMIZED
SUPPLY NETWORK

Advance modular brewing capacity expansions while optimizing production and supply chain footprint and capabilities

Constellation Brands

FOCUSED PORTFOLIO OF BRANDS AND SKUS



	BRAND FAMILIES	SKUs	NET SALES PER SKU
Constellation Brands	5	150	$54M/SKU
ABInBev	100	1,500+	$10.25M/SKU
MOLSON COORS beverage company	50	750+	$10.9M/SKU

DISCIPLINED GO-FORWARD APPROACH TO RECENT SKU EXTENSIONS



Source: Circana, Multi-Outlet + Convenience, L52 weeks through 9/17/2023

Constellation Brands

ACHIEVING EVEN GREATER MARKETING EFFECTIVENESS


DIGITAL MEDIA OPTIMIZATION
STRATEGIES AND TOOLS
MARKETING EFFECTIVENESS
MEDIA AGENCY PARTNERSHIPS

ENHANCED GO-FORWARD APPROACH

TO GROWTH IN MARKETING INVESTMENTS

~9%

OF ANNUAL NET SALES TO BE REINVESTED IN MARKETING

FY24 - FY28

Constellation Brands



BILL RENSPIE
Chief Customer Officer



JOHN KESTER
SVP, Operations Services



TOM McCORRY
SVP, Beer Finance

Constellation Brands

Constellation Brands

BILL RENSPIE

CHIEF CUSTOMER OFFICER

BEERINDUSTRY SEGMENT DYNAMICS DOLLAR SHARE CHANGE 13WK ENDING 9/10/2023 Source: Circana Total MULO + C-Store, 13 WKS Ending 9-10-2023 IMPORT DOM. SUPER PREM.CRAFT PREMIUM CIDERSUB- PREM NON-ALC FMB SELTZER 2.4 -0.3 -0.6 -1.0 -0.1 0.2 0.0 1.1 -1.8 TOP 3 DOMESTIC LIGHTS -1.9% EXPAND CONTRACT OPTIMIZE Expected Fall & Spring Retail Space Impact Source: Circana Total MULO + C-Store, Constellation Fiscal Year 2024 Ending 09-24-2023 CONSTELLATION BEER WEEKLY SHARE GAINS FYTD 2024 0.00 0.50 1.00 1.50 2.00 2.50 3.00 3/5 3/12 3/19 3/26 4/2 7/9 7/16 7/23 7/30 8/6 8/13 8/20 8/27 9/3 9/10 9/17 9/244/9 4/16 4/23 4/30 5/7 5/14 5/21 5/28 6/4 6/11 6/18 6/25 7/2 2023 - W E E K E NDI N G SALES INITIATIVES - DISTRIBUTION & SPACE Source: Constellation Brands data, analyses, and plans. ALIGNMENT TO COMPANY GOALS • Top-Line Sales & Bottom-Line Return Expectations • Strategic Goals & Innovation Objectives for Sustained Growth 700K+ Incremental Off-prem Effective PODs Since 2019 +25% Increase in On-Prem Simple PODs Since Covid Linear Feet Gained since 2021 +57K SFS Three-Pillar Resets since 2018 EXPECTED TO LEAD TO… 101.5% +100K Avg. Volume Plan Attainment for the Past 3yrs DATA DRIVEN TARGETS ‘Precise Targets, Exact Execution’ COLLABORATION TARGETED GOALS CONSISTENT TRACKING Distribution & space are embedded in every conversation, action, and activity by the sales team and our Gold Network partners. Robust Goal Setting of Top-two Sales Priorities Expected to Lead to the Delivery of Volume Plan & Achievement of Strategic Objectives SPACE INITIATIVE: STRATEGIC GOAL SETTING SPACE STRATEGIC IMPERATIVES Defend & Grow The Core Win With Innovation Adjacencies Balancing Retailer Incrementality & Consumer Access 1 2 3 Velocity Needed on Existing SKUs Distribution Growth Planned CBI Space Growth Goal • Cold Linear Feet per Account • Average CBI PODs per Account • Gap between CBI Volume Share & Cooler Share • Market Nuances, Risks & Dependencies • Historical Space Growth SUPPLEMENTAL PLANNING FACTORS Utilizing velocity and distribution runway to build targeted goals designed to deliver on volume plan GOAL SETTING OBJECTIVE Set space growth goals to achieve overarching volume plan

Source: Constellation Brands data, analyses, and plans. SFS OFF-PREMISE BEER CATEGORY PROGRAM S F S S T R AT E G I C R E TA I L E R PA R T N E R S H I P S RESULTS • Improve Shopability of Category to Make Buying Easy and Intuitive • Build Holding Power for High-Growth Brands • Offer Right Selection to Meet Consumer Needs +4-6% AVG. RETAILER $ SALES LIFT SPACE ASSORTMENT FLOW B E F O R E A F T E R 4,443 6,703 13,979 17,200 0 5,000 10,000 15,000 20,000 25,000 500 FY19 FY20 FY21 FY22 FY23 FY24 SFS Resets TOTAL ~60,000 SFS RESETS FOR CHAIN AND INDEPENDENT ACCOUNTS SHOPPER-FIRST SHELF A truly objective approach to category management with proven results for CBI’s Distributors & Retailers PROJECTED ~21,000 STRATEGIC CATEGORY PARTNERSHIPS Source: Constellation Brands data, analyses, and plans. BROADENING OUR POSITION AS THE LEADING CATEGORY PARTNER T O P 2 5 B E E R R E TA I L E R S Retailer Count by Partnership Position and Share of Depletions in Retailers Counted in Each Partnership Position F Y 23 F Y 19 CAPTAIN CO- CAPTAIN VALIDATOR INFLUENCER 2 1 8 14 6% 2% 44% 48% CO-CAPTAINCAPTAIN VALIDATOR A L L G E O G R A P H I E S S E L E C T A R E A S A L L G E O G R A P H I E S S E L E C T A R E A S CAPTAIN CO- CAPTAIN VALIDATOR INFLUENCER 11 1 8 5 51% 2% 25% 22% SPACE FY23 RESULTS & FY24 PROGRESS Source: Constellation Brands data, analyses, and plans. FY 2 3 R E S ULT S F Y 2 4 P RO GR E S S Y TD +2.2 Pts CBI COOLER SHARE GROWTH I N D E P E N D E N T A C C O U N T S P A C E R E S U L T S I N D E P E N D E N T A C C O U N T S P A C E R E S U L T S 17,200 SHOPPER-FIRST SHELF RESETS ACROSS CHAIN & INDEPENDENT ACCOUNTS +3.1 Pts CBI COOLER SHARE GROWTH 18,400 SHOPPER-FIRST SHELF RESETS ACROSS CHAIN & INDEPENDENT ACCOUNTS ~21,000 PROJECTED RESETS BY YEAR- END DISTRIBUTION GROWTH RUNWAY FY24-FY28 DISTRIBUTION GAIN OUTLOOK Future innovation + Oro, Aguas Frescas & Fresca Mixed not considered part of existing brands and provide additional distribution upside Source: Constellation Brands data, analyses, and plans. INCREMENTAL POINTS OF DISTRIBUTION BY BUSINESS UNIT REGIONS WEST 100k+ CENTRAL 120k+ SOUTH 125k+ SOUTHEAST 125k+ EAST 40k+ 54% 46% 44% 43% 28% 72% 60% 40% 56% 44% MODELO ESPECIAL OTHER INCREMENTAL SHARE OF POINT OF DISTRIBUTION GAINS FY23 SOUTH SOUTHEAST CENTRAL WEST EAST FY28 Incremental points of distribution, inclusive of respective modeled velocities, expected to contribute ~40-50%+ of anticipated volume growth

Constellation Brands

JOHN KESTER

SENIOR VICE PRESIDENT, OPERATIONS SERVICES

FROM IMPORTER TO BREWER

2013 - 2023

235M CASES ADDED



NAVA THEN



NAVA NOW

110M CASES ADDED



OBREGON BREWERY

Constellation Brands

FROM BUILDER TO OPERATOR

- Continuing to Invest Beyond Our Hard Assets
- Moving Into Next Phase of Optimization
- Unlocking Further Efficiencies & Flexibility


Modelo
Especial
Corona
Extra
Pacifico
Clara

Constellation Brands

EXECUTING OPTIMIZED MODULAR BREWERY CAPACITY ADDITIONS TO SUPPORT GROWTH


+10M HL
VS FY23
+6M HL
VS FY25
+6M HL
vs FY27
FY24
FY25
FY26
FY27
FY28
Capacity
Avg. Utilization
Peak Utilization

FY28 ~64M HL TOTAL CAPACITY



VERACRUZ BREWERY RENDERING

Constellation Brands

ENHANCING DIGITAL CAPABILITIES
TO TRANSFORM OUR BUSINESS

CLOUD-BASED TRACK AND TRACE TOOLS	PREDICTIVE ANALYTICS TOOLS	PRESCRIPTIVE ANALYTICS TOOLS	COMMERCIAL BENCHMARKING TOOLS
			

FY24 investments in digital platforms to support logistics are expected to have full net savings payback in less than 3 years

Constellation Brands

END TO END PLANNING & FULFILLMENT
OPTIMIZATION STRATEGY

Deliver a quantitative, efficient decision-making process that links high level strategic plans with day-to-day operations in preparation for the ability to deliver **+100M cases**


PROCUREMENT
COMMERCIAL
WORKING CAPITAL
DRIVING DOWN COSTS THOUGH EFFICIENCY

Constellation Brands

UNLOCKING GREATER VALUE
THROUGH DBA AND BEYOND

PROCUREMENT	LOGISTICS	INTEGRATED BUSINESS PLANNING & EXECUTION	CROSS-FUNCTIONAL COLLABORATION
Implemented organizational reset	**Undergoing transformation following procurement model**	**Drastic advancement of all facets of IBP&E**	**Implementation of reusable pallets and double-stacking**
Accelerating savings through data transparency and automation	Delivering efficiencies and savings through TMS & WMS	Improved demand forecast accuracy by 15-20% nationally	Conversion from 50 to 60' railcars

At least $300M
in savings anticipated FY24 - FY28

Constellation Brands

THE FRAMEWORK FOR OUR FUTURE SUPPLY CHAIN
TRUE END TO END

CUSTOMER CENTRICITY & AGILITY

PROFITABILITY


ENABLERS
Digital Enablement
Talent and Capabilities
INNOVATION
100M+
CASES
Right beer, right place, right time, right cost
Corona Extra

RESILIENCY

QUALITY & SUSTAINABILITY

Constellation Brands

Constellation Brands

TOM McCORRY

SENIOR VICE PRESIDENT, BEER FINANCE

CONSISTENT AND SUSTAINABLE
GROWTH, PROFITABILITY, AND CASH GENERATION

Volume growth + pricing increases + efficiency and cost initiatives expected to offset expansions' depreciation and fixed costs + inflation to drive positive operating leverage near-term and maintain profitability over medium-term

	SUSTAINABLE NET SALES GROWTH		BEST-IN-CLASS OPERATING MARGINS
ACHIEVED	9.4% CAGR	FY19 - FY23	39.7% Avg.
TARGET	~7-9% Annually	FY24 - FY28	~39-40%

Constellation Brands

CONTINUE TO TARGET ~7-9% ANNUAL
NET SALES GROWTH OVER THE NEXT FIVE YEARS



NET SALES
$12B
$9B
$6B
$3B
$0B
FY24 Revised Guidance
~8-9% Growth
9.4% CAGR
Target ~7-9%
Annual Growth
FY24 – FY28
FY19
FY20
FY21
FY22
FY23
FY24
FY28

KEY GROWTH DRIVERS

1. Continued growth of core brands
2. Contributions from consumer-led innovation (Flavors & Betterment)
3. Consistent ~1-2% annual average price increases

Constellation Brands

BEST-IN-CLASS ~39-40% OPERATING MARGIN
STILL EXPECTED ON AVERAGE OVER NEXT FIVE YEARS

ANNUAL MARGINS AFFECTED BY VARIABLES BUT AVERAGE EXPECTED TO REMAIN WITHIN TARGETED RANGE

Margin favorability FY19-FY22 driven by materials costs, FX impact, glass joint venture, and optimization projects

Material costs and general inflation impacts expected to be mitigated though renegotiation with suppliers and cost savings agenda



42%
41%
40%
39%
38%
37%
TARGET ~39-40%
OPERATING MARGIN
IMPLIED FY24 GUIDANCE
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY26
FY27
FY28

KEY MARGIN VARIABLES

DRIVERS
- Volume growth
- Annual pricing increase
- Cost / ops. efficiencies

DRAGS
- Incremental capacity depreciation
- COGS inflation

OTHER FACTORS
- Marketing investment
- SG&A
- MXN-USD FX rate

Constellation Brands

PROACTIVE EFFICIENCY AND COST INITIATIVES EXPECTED TO MITIGATE INFLATION AND DEPRECIATION IMPACTS

EFFICIENCY AND COST SAVINGS INITIATIVES

Optimization of operations and supply chain intended to continue being a key driver of margin improvement

- Procurement Negotiations
- Logistics & Integrated Planning Enhancements
- Cross-functional Collaboration

Initiatives expected to deliver at least $300M in savings FY24-FY28

MATERIALS, LOGISTICS, AND LABOR INFLATION

After experiencing elevated inflation over last 2 years, expect to return to prior historical levels in next 4 years

FY19 – FY22	FY23 – FY24	FY25 – FY28
FY19 and FY20 Low-single digits	FY23 Low to mid-teens	FY25 – FY28 Low-single digits
FY21 Low to mid-single digits	FY24 High-single digits to low-teens	
FY22 Mid to high-single digits		

INCREMENTAL DEPRECIATION



Total annual depreciation ~3.5-4% of net sales
Incremental depreciation reflective of new brewery expansion and facilities starting production
$285M
FY23
FY24
FY25
FY26
FY27
FY28

Constellation Brands

TARGETED, EFFICIENT MARKETING INVESTMENTS AND DISCIPLINED APPROACH TO SG&A

KEY INITIATIVES

MARKETING

Still expecting marketing investment growth at 8% CAGR for FY24 - FY28 but anticipate higher effectiveness to reduce marketing spend relative net sales to ~9%

BRAND PRIORITIZATION
Grow icons & next wave investment, moderate investment in seed brands

EFFICIENCIES
Leverage buying power, target geographies and demographics, and optimize balance of channels



11%
10%
9%
8%
MARKETING INVESTMENTS
~9-10% OF NET SALES
MARKETING INVESTMENTS
~9% OF NET SALES
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY26
FY27
FY28

OTHER SG&A

Expect to realize SG&A leverage shifting from ~5-6% of net sales in FY19 - FY23 to ~4-5% of net sales in FY24 - FY28

DISCIPLINED INVESTMENTS
Net sales growth projected to outpace organizational growth as category management and supply chain optimization investments setup to support higher productivity from sales and administrative teams



7%
6%
5%
4%
3%
SG&A SPEND
~5-6% OF NET SALES
SG&A SPEND
~4-5% OF NET SALES
FY19
FY20
FY21
FY22
FY23
FY24
FY25
FY26
FY27
FY28

Constellation Brands

PATH TO SUSTAINED BEST-IN-CLASS

BEER OPERATING MARGINS



38.3%
~1-2%
Annual Pricing
FY24:
HSD% COGS Growth
FY25-FY28:
LSD% COGS Growth net of Cost Savings
LSD - HSD%
COGS
Growth
~$300M
Cost Savings
~3.5 - 4%
Depreciation
% of Net Sales
~9%
Marketing
% of Net Sales
~4 - 5%
Other
SG&A %
of Net Sales
~39-40%
TARGET
FY23
FY28

Constellation Brands

BREWERY EXPANSION TO SUPPORT

BEER GROWTH MOMENTUM



~$1B
PER FY24
GUIDANCE
FY24
FY25
FY26
FY27
FY28

~$4B
TOTAL BEER CAPEX FY24 – FY28

Constellation Brands

DELIVERING ENHANCED GROWTH AND PROFITABILITY

We expect sustainable net sales growth of 7-9% combined with ongoing optimizations efforts and disciplined investment back into the business to deliver enhanced growth and profitability

	FY19 – FY23		FY24 – FY28
NET SALES	9.4% CAGR	$31.1B TOTAL	~7 – 9% GROWTH ANNUALLY
OPERATING INCOME	39.7% MARGIN	$12.3B TOTAL	~39 – 40% MARGIN
DEPRECIATION	3.7% OF NET SALES	$1.1B TOTAL	~3.5 – 4.0% OF NET SALES
CAPITAL EXPENDITURE	$3.6B TOTAL		~$4B TOTAL

Constellation Brands

Constellation Brands

INVESTOR DAY 2023

Constellation Brands

ROBERT HANSON

PRESIDENT WINE & SPIRITS

WINE & SPIRITS BUSINESS

Constellation Brands

FY24 GUIDANCE

REVISED ORGANIC NET SALES OUTLOOK, MAINTAINED OPERATING MARGIN

(2)-(1)%
REVISED ORGANIC NET SALES DECLINE

2-4%
MAINTAINED OPERATING INCOME GROWTH

NET SALES DRIVERS

- Mature Canadian, Australia, New Zealand, and Italian markets performing similarly to decelerating U.S. wholesale market
- Competitor pricing environment putting pressure on full pricing realization
- Changes in Canadian Liquor Control Board inventory regulation driving destocking

MARGIN DRIVERS

- Positive price and mix across higher-end portfolio
- Sustained market outperformance of higher-end portfolio
- Return-focused marketing and SG&A leverage
- Distributor contractual performance obligations

Constellation Brands

OUR KEY HIGHLIGHTS FOR YOU TODAY

1. Our strategic portfolio actions have premiumized our business and we expect **our higher-end brands to be an even larger part of our mix and drive growth**
2. We have diversified our route-to-market beyond U.S. wholesale and expect **our DTC and international efforts to deliver growth outperformance**
3. The optimization and efficiency initiatives underway across our business are expected to **deliver margin enhancement while supporting our higher-end shift**
4. We are committed to achieving our medium-term financial targets of **~1 - 3% net sales growth and ~25 - 26% operating margins**

Constellation Brands

OUR STRATEGIC FOCUS IS THE

FOUNDATION OF OUR FUTURE SUCCESS

Largest premium still wine producer globally with omni-channel route-to-market capabilities

FY23

~27M	CASES SOLD
~21%	OF CONSTELLATION BRANDS NET SALES
~16%	OF CONSTELLATION BRANDS OPERATING INCOME



Runway For Growth
Powerful, Iconic Brand Portfolio
Best-in-Class Talent
Superior Offering
OUR VISION
To be the preeminent higher-end wine and spirits portfolio with leading brand building and global omni-channel capabilities
Structural Economics
Valuable Asset Base
Proven M&A Track Record
Omni-channel Capabilities

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

OUR TRANSITION TO A HIGHER-END PORTFOLIO AND A GLOBAL OMNI-CHANNEL ROUTE-TO-MARKET REQUIRES

A DIFFERENT APPROACH TO TRACK OUR BUSINESS

Circana tracked channel data is constrained in the tracking of fine wine and craft spirits brands

Circana tracked channels remain relevant to assess directional performance of mainstream and premium wine brands; IWSR & NABCA are sourced for our higher-end wines and spirits globally; and Sovos ShipCompliant is sourced for DTC



CIRCANA COVERAGE
STZ WINE & SPIRITS BUSINESS
Total W&S 48%
Total Wine 52%
Mainstream & Premium Wine 54%
Fine Wine 23%
Total Spirits 28%
Mainstream Spirits 29%
Craft Spirits 20%



CIRCANA COVERAGE
STZ WINE BRANDS
Woodbridge 62%
Cook's 62%
Vint 57%
Ruffino 46%
Meiomi 44%
Kim Crawford 40%
Unshackled 38%
SIMI 34%
RMW 26%
Saldo 20%
The Prisoner 17%
MT Veeder 14%
Harvey & Harriet 10%



CIRCANA COVERAGE
STZ SPIRITS BRANDS
SVEDKA 29%
High West 14%
Austin Cocktails 11%
Mi Campo 10%
Belle Meade 10%
Nelson's Bros Bourbon 10%
Casa Noble 5%
Copper & Kings 4%

Constellation Brands

OUR STRATEGY IS ALIGNED TO KEY CONSUMER-LED TRENDS Source: IWSR ( High-End Wine >= $14.50; Low-End Wine < $14.50; High-End Spirits >= $22.00; Low-End Spirits <$22) and International, Circana: Betterment, DTC: Sovos ShipCompliant P R E M I U M I Z AT I O N D T C + D I G I TA L B E T T E R M E N T I N T E R N AT I O N AL M AR K E T G R O W T H Lower-end Higher-end 25% CAGR (CY19 – CY22) Growth in the Better-for-You Category in the U.S. 1.4% CAGR GLOBAL Wine Industry CAGR (CY12-CY22) U.S. Wine & Spirits Categories $ Sales Growth (IWSR) DTC shipment value CAGR of >12% of total winery sales in U.S. DTC VALUE 12.3% CAGR (CY12 – CY22) 8% 4% 1% -3% 10-YEAR HISTORICAL CAGR 5-YEAR FORECAST CAGR W INE CATEG OR Y 10% 6% 2% 0% 10-YEAR HISTORICAL CAGR 5-YEAR FORECAST CAGR SPIRITS CATEGOR Y FLAT CAGR APAC 2% CAGR EMEA 10% CAGR LATAC 2% CAGR CANADA LEVERAGING CATEGORY PREMIUMIZATION, WE HAVE RESHAPED OUR BUSINESS TO A HIGHER-END AND HIGHER-VALUE PORTFOLIO Source: Constellation Brands data, analyses, and plans. STRATEGICALLY REMAIN IN THE OVERALL PORTFOLIO TO SUPPORT OUTSIZED INVESTMENT IN OUR LUXURY BRANDS W I N E & S P I R I T S P O RT F O L I O ( F Y 1 9 ) W I N E & S P I R I T S P O R T F O L I O ( F Y 2 3 AN D B E Y O N D ) Lower-end, volumetric portfolio Higher-end, higher-value portfolio CAM PROFITABILITY ANALYSIS REINFORCES OUR HIGHER-END PORTFOLIO HAS FURTHER GROWTH AND SCALE MOMENTUM Source: Constellation Brands data, analyses, and plans. MEIOMI KIM CRAWFORD LUMINA SIMI VINT WOODBRIDGE SVEDKACOOKS J ROGET THE PRISONER UNSHACKLED BLINDFOLD HIGH WEST CASA NOBLE MI CAMPO NELSON’S GREEN BRIER COPPER & KINGS AUSTIN COCKTAILS RUFFINO MFN BOOKER LINGUA FRANCA ROBERT MONDAVI WINERY MOUNT VEEDER HARVEY & HARRIET DOUBLE DIAMOND SCHRADER TO KALON VINEYARD COMPANY F IN A N C IA L A T T R A C T IV E N E S S STRATEGIC ATTRACTIVENESS BUBBLE SIZE: FY28 CAM ($M) LOW ER HIGHER L O W E R H IG H E R OUR CONSUMER-LED PREMIUMIZATION STRATEGY IS SUCCESSFUL 1 Net Sales Weighted Peer Average of Treasury Wine Estates, Gallo, Duckhorn Portfolio, and Beam Suntory; 2019 peer group average excludes Gallo as growth rate unavailable; sources public filings and market research estimates for competitors. Three wine portfolios and one spirits portfolio included in competitive set to reflect CBI's ~85% Wine and ~15% Spirits mix. STZ W&S BUSINESS PERFORMANCE VS SELECT COMPETITORS SHIFT IN STZ W&S BUSINESS NET SALES MIX -20% -15% -10% -5% 0% 5% 10% FY19 FY23 FY28 STZ W&S Business STZ W&S Brands Below $15 STZ W&S Brands Above $15 Peer Average1 From FY19-FY23, our premiumization has enabled our total business to outperform the category; Our higher-end shift will continue % Above $15 % Below $15 58% 42% 37% 63% MID- 20s% MID- 70s% FY19 FY23 FY28

WE HAVE A PROVEN AND SUCCESSFUL
M&A AND INNOVATION TRACK RECORD

M&A TRACK RECORD

Proven ability to integrate and scale acquisitions

NET SALES CAGR SINCE ACQUISITION[1]

Brand	Net Sales CAGR	Period
Meiomi Wines	+13%	FY17 - FY23
The Prisoner	+16%	FY18 - FY23
High West Distillery Park City · Utah	+29%	FY17 - FY23
Schrader Double Diamond	+9%	FY19 - FY23
My Favorite Neighbor	+121%	FY23

INNOVATION / ORGANIC GROWTH

Net sales from NPD over last three years represents 7% of our FY23 organic net sales

NET SALES CAGR OVER RECENT PERIODS[2]

BETTERMENT

Brand	Net Sales CAGR	Period
Kim Crawford Illuminate	+138%	FY21 - FY23
Meiomi Bright	+46%	EXPECTED THROUGH FY24

SHOULDER EXTENSIONS

Brand	Net Sales CAGR	Period
The Prisoner Wine Co.	+46%	FY21 - FY23
Ready-to-Serve Tequila Mi Campo	+52%	EXPECTED THROUGH FY24

[1] Net Sales CAGR from first full year since acquisition date to FY23.
[2] Meiomi Bright and Mi Campo RTS CAGRs include full-year growth estimate for FY24 as both brands launched within FY23.

Constellation Brands

SHIFTING OUR GEOGRAPHIC AND CHANNEL MIX

To emphasize international and DTC growth aligned with consumer preferences and category tailwinds

SHIFT IN STZ W&S BUSINESS NET SALES MIX



FY19: U.S. Wholesale and Other 90%; International 8%; DTC 2%
FY23: U.S. Wholesale and Other 86%; International 10%; DTC 4%
FY28: U.S. Wholesale and Other LOW 70s%; MID-TEENS; MID-TEENS
International
DTC
U.S. Wholesale and Other

NET SALES GROWTH



U.S. WHOLESALE
FY19 - FY23 STZ % CHG 4%
FY19 - FY23 Industry % CHG 2%
FY24 - FY28 STZ % CHG 1%
FY24 - FY28 Industry % CHG 0.1%
DTC
FY19 - FY23 STZ % CHG 17%
FY19 - FY23 Industry % CHG 5%
FY24 - FY28 STZ % CHG 30%
FY24 - FY28 Industry % CHG 3%
INTERNATIONAL
FY19 - FY23 STZ % CHG 2%
FY19 - FY23 Industry % CHG 0.4%
FY24 - FY28 STZ % CHG 9%
FY24 - FY28 Industry % CHG 2%

CBI is actual and long-range plan; 2) Market: IWSR for wholesale and international, Sovos ShipCompliant for DTC

Constellation Brands

OUR GLOBAL OMNI-CHANNEL STRATEGY
POSITIONS US FOR FUTURE GROWTH

US WHOLESALE

Scaling underpenetrated channels

- Built key account plans for top 10 key national accounts
- Plan to shift mix to underpenetrated channels
  - General market off-premise share of mix +500Bps
  - On-premise share of mix +600Bps
  - 3-tier ecommerce share of mix +200bps



DTC

Optimizing multi-channel DTC capability

Hospitality: Investing in key visitor centers and scaling corporate, private and trade
- ~10% net sales CAGR and 60%+ gross margin

Ecommerce: Investing in underdeveloped channel, affiliate marketing, and personalization
- ~Mid-40s% net sales CAGR and 40%+ gross margin

Loyalty: Category-leading wine club, corporate and events strategy delivering
- ~Mid-40s% net sales CAGR and 55%+ gross margin



INTERNATIONAL

Key cities strategy driving meaningful, profitable net sales growth

- Shift toward higher-end portfolio in FY20-FY23 resulted in 38% operating income growth
- $200M net sales poised to double in the medium-term
- Higher-end wine portfolio expected to represent >90% of mix from 65% today



EMEA
CBI: +10% VS. MARKET: +1%
CANADA
CBI: +6% VS. MARKET: +3%
ASIA
CBI: +13% VS. MARKET: +6%
LATAC
CBI: +9% VS. MARKET: +2%
NZA
CBI: +6% VS. MARKET: +2%
MATURE
EMERGING

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

OUR STRATEGY SUPPORTS AND IS ALIGNED TO
OUR MEDIUM-TERM ALGORITHM

~1-3%
NET SALES GROWTH

~25-26%
OPERATING MARGIN

NET SALES DRIVERS

- Higher-End Brand and Product Mix
- Innovation
- U.S. Wholesale National Accounts, General Market, On-Premise and 3TE Penetration
- Combined DTC & International Double-Digit Growth

MARGIN DRIVERS

- Consumer-Led Premiumization
- End-To-End Supply Chain
- Cost Optimization
- Optimized Marketing

Constellation Brands

Constellation Brands

MATT McHARGUE

SENIOR VICE PRESIDENT
BRAND MANAGEMENT

SAM GLAETZER

SENIOR VICE PRESIDENT
GLOBAL OPERATIONS & INTERNATIONAL SALES

PORTFOLIO & OMNI-CHANNEL ROUTE-TO-MARKET OUTLOOK

Constellation Brands

OUR HIGHER-END PORTFOLIO AND KEY BRANDS HAVE OUTPERFORMED

FY23 CIRCANA $ SALES GROWTH



5.5%
1.0%
14.0%
2.6%
HIGHER-END WINE
HIGHER-END SPIRITS
STZ Higher-end Portfolio
Category Segment
10.3%
9.3%
1.7%
PREMIUM WINE
Meiomi
Kim Crawford
Category Segment
10.1%
-5.2%
FINE WINE
The Prisoner
Category Segment
10.6%
4.4%
30.1%
2.6%
HIGHER-END SPIRITS
High West
Mi Campo
Casa Noble
Category Segment

Source: W&S FY23 results, Market - Circana

Constellation Brands

CONTINUING THE SUCCESS OF OUR HIGHER-END WINE BRANDS

THE PRISONER WINE COMPANY NOW

GROWTH
30% CAGR
FY19 - 23 (U.S. NET SALES)

PROFITABILITY
62% GROSS MARGIN
FY23



#1 SUPER LUXURY RED BLEND (THE PRISONER) IN U.S.

#1 LUXURY RED BLEND (UNSHACKLED) IN U.S.

#1 SUPER LUXURY ZINFANDEL (SALDO) IN U.S.

BUILDING UPON OUR SUCCESSFUL HOUSE OF BRANDS INNOVATION STRATEGY

The Prisoner WINE CO.

OPTIMIZE		ACCELERATE	
The Prisoner	UNSHACKLED	SALDO	BLINDFOLD
DRIVERS	DRIVERS	DRIVERS	DRIVERS
Volume: +Mid 20s%	Volume: +Low 30s%	Volume: +High Teens%	Volume: + >100%
Net Sales: +Mid 20s%	Net Sales: +Mid 30s%	Net Sales: +Mid 20's%	Net Sales: + >100%
Price/Mix: +LSD%	Price/Mix: +MSD%	Price/Mix: +MSD%	Price/Mix: +HSD%
Distribution: +Mid Teens%	Distribution: +Low 30s%	Distribution: +MSD%	Distribution: + >70%
Velocity: +HSD%	Velocity: +MSD%	Velocity: +Low Teens%	Velocity: +Mid 20s%
Innovation: +MSD% annually	Innovation: +MSD% annually	Innovation: +LSD% annually	Innovation: +Mid Teens% annually

The Prisoner and Blindfold are market makers leading ACV penetration

Unshackled has significant opportunity with 88% of Decoy penetration gap

Saldo targeting to maintain lead over Rombauer Zinfandel penetration

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

CONTINUING THE SUCCESS OF OUR HIGHER-END WINE BRANDS

Continued success in our market leading and incremental betterment innovation

MEIOMI BRIGHT

DRIVERS

- Volume: +LDD%
- Net Sales: +High Teens%
- Price/Mix: +MSD%
- Distribution: +MSD%
- Velocity: +LSD%
- Innovation:+MSD% annually
- Penetration: Close distribution gap to Josh

GROWTH
15% CAGR
FY19 - 23 (U.S. SALES)

PROFITABILITY
60% GROSS MARGIN
FY23



#1 ULTRA-PREMIUM WINE BRAND IN THE U.S.

#1 PINOT NOIR IN U.S.

#5 ULTRA-PREMIUM CHARDONNAY IN U.S.

BUYER OVERLAP


94%
3%
3%

50%
of Meiomi Bright PN Buyers bought Meiomi Bright PN exclusively and not Meiomi PN

KIM CRAWFORD

DRIVERS

- Volume: +LDD%
- Net Sales: +Low 20s%
- Price/Mix: +HSD%
- Distribution: +MSD%
- Velocity: +LSD%
- Innovation: +MSD% annually
- Penetration: Close distribution gap to Josh

GROWTH
14% CAGR
FY19 - 23 (U.S. SALES)

PROFITABILITY
56% GROSS MARGIN
FY23



#1 NEW ZEALAND WINE BRAND IN THE U.S.

#1 SAUVIGNON BLANC IN U.S.

#3 SUPER PREMIUM PROSECCO IN U.S.

BUYER OVERLAP


79%
7%
14%

65%
of KC Illuminate SB Buyers bought KC Illuminate SB exclusively and not KC SB

Source: Circana; ShopperLoyaltyPanel; All Shopper Loyalty Venues; 52 weeks ending August 13, 2023.
Source: Constellation Brands data, analyses, and plans.

Constellation Brands

CONTINUING THE SUCCESS OF OUR HIGHER-END WINE BRANDS

TEQUILA – CASA NOBLE | MI CAMPO

CASA NOBLE TEQUILA

DRIVERS

- Volume: + >40%
- Net Sales: + >50%
- Price/Mix: + HSD%
- Distribution: + 20s%
- Velocity +Mid-Teens%
- Innovation: +MSD% annually
- Penetration: Close distribution gap to Don Julio

TOP TRENDING TEQUILA IN U.S.



MI CAMPO

DRIVERS

- Volume: + >100%
- Net Sales: + >100%
- Price/Mix: +MSD%
- Distribution: + >50%
- Velocity: +30s%
- Innovation: +Low Teens% annually
- Penetration: Close distribution gap to Espolon

59% DEPLETION GROWTH IN FY23



COMBINED GROWTH
19% CAGR
FY19 - 23 (U.S. SALES)

COMBINED PROFITABILITY
43% GROSS MARGIN
FY23

WHISKEY – HIGH WEST

DRIVERS

- Volume: +30s%
- Net Sales: +Mid 30s%
- Price/Mix: +MSD%
- Distribution: +LDD%
- Velocity: +Mid-Teens%
- Innovation: +MSD%
- Penetration: Close distribution gaps to Basil Hayden & Angel's Envy

#3 HIGHER-END AMERICAN RYE WHISKEY IN U.S.



GROWTH
21% CAGR
FY19 - 23 (U.S. SALES)

PROFITABILITY
57% GROSS MARGIN
FY23

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

TRANSFORMING OUR MAINSTREAM BRANDS

SVEDKA AND WOODBRIDGE

SVEDKA

Returning to SVEDKA's original essence: PURE SEDUCTION

Targeting LDD net sales growth, beating price segment, and improving margin from Mid 40s% to 50s%

FROM

- Unfocused and dilutive flavor innovation
- Mainstream and commoditized vodka



TO

- Focused and elevated 80 Proof & SVEDKA Martini Collection
- Distinctive affordable luxury vodka
- Channel growth in on-premise, liquor, key states and cities



WOODBRIDGE

Transforming into a modernized & accessible wine brand

Hold share in a declining market segment

FROM

- Traditional mainstream wine brand
- Heritage sensory misaligned with target consumer expectations
- Margin-dilutive at low 20% GP



TO

- Contemporary broadly appealing wine brand
- Sweeter sensory aligned with target consumer preferences
- Channel growth in grocery and convenience
- Margin improvement to Mid 20s% GP



Source: Constellation Brands data, analyses, and plans.

Constellation Brands

STRENGTHENING OUR POSITION

IN MATURE U.S. WHOLESALE MARKET

FOCUSED ON UNDERPENETRATED CHANNELS OUTPERFORMING TOTAL U.S. WHOLESALE

- Ultra-Premium grow HSD; Mainstream decline MSD
- Core SKU ACV to 85-90% from 60-65%
- Triple shoulder SKUs ACV from >20% to >60%
- RGM driving 50-100bps of annual pricing
- Targeting innovation growing at HSD% annually

KEY ACCOUNT PLANS IN PLACE FOR ALL NATIONAL CUSTOMERS

Kroger, Safeway, Walmart, Albertsons, Total Wine & More, Costco Wholesale, Target

GROW GENERAL MARKET >500BPS GROW ON-PREMISE >600BPS

Marriott, Hilton Worldwide, Darden, P.F. Chang's, Omni Hotels, Landry's

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

OUR OMNI-CHANNEL STRATEGY

POSITIONS US FOR GROWTH AHEAD

Our new cross-channel DTC strategy drove +29% growth in FY23 through brand awareness, recurring net sales, customer engagement, and first-person data; optimizing this strategy aims to sustain ~20-30% net sales CAGR

HOSPITALITY	ECOMMERCE	LOYALTY
• Net Sales +>10% • Gross Margin >60% • Capex for Robert Mondavi Winery, The Prisoner, Lingua Franca, High West, Nelson's Green Brier and Casa Noble • Scaling corporate, private and trade events • High avg. order value: Tasting Room >$300	• Net Sales +>40% • Gross Margin >40% • Accelerating affiliate marketing and personalization	• Net Sales +>40% • Gross Margin >55% • Enhancing personalization across Wine Club, Corporate, Ambassador Programs, Events • High Club avg. order value of >$250 | Corporate >$600





Source: Constellation Brands data, analyses, and plans.

Constellation Brands

TARGETING OUTSIZED GROWTH WITH

OUR INTERNATIONAL STRATEGY

Scaling our international business with prioritized markets and brands to deliver strong growth

$200M NET SALES → **DOUBLE MEDIUM-TERM**

FINE WINE FOCUS

- Prioritize fine wine investment
- Launch craft spirits in key markets
- Develop ecommerce, DTC in key markets
- Implement global RTM, shift to net pricing

FULL FINE / ULTRA-PREMIUM WINE AND CRAFTS SPIRITS PORTFOLIO

- Invest in ultra-premium wine portfolio
- Accelerate growth of fine wine
- Global brand management
- Grow cross-functional process

PRIORITIZING OUR HIGHER-END BRANDS

We are strategically focused on expanding our higher-end brands across our targeted international markets



21%
International Markets Net Sales (FY23)
79%
10% or Below
International Markets Net Sales (FY28)
90+%
Premium +
Mainstream

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

OUR KEY CITIES EXPANSION STRATEGY

PROVIDES FOCUS AND RUNWAY FOR GROWTH

OUR GLOBAL FOOTPRINT PROVIDES OPPORTUNITY IN HIGHER-GROWTH EMERGING MARKETS AND RUNWAY TO FURTHER SCALE MORE MATURE MARKETS



EMEA
CBI: +10% VS. MARKET: +1%
CANADA
CBI: +6% VS. MARKET: +3%
ASIA
CBI: +13% VS. MARKET: +6%
LATAC
CBI: +9% VS. MARKET: +2%
NZA
CBI: +6% VS. MARKET: +2%
Mature
Emerging

Expect HSD annual growth in international business for FY25-FY28 (outpacing expected average LSD growth for corresponding markets)

OUR FOCUSED CITY GROWTH STRATEGY

Identify Cities	Cities with high growth and premium potential
Identify Accounts	Analyze key competitors and distributors
Map Consumer & Portfolio Ops	Develop marketing around key luxury target groups
Focus On Distributor Capability	Assess distributor capability and route-to-market
Consumer Engagement	Develop ambassador / influencer network

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

Constellation Brands

SAM GLAETZER

SENIOR VICE PRESIDENT
GLOBAL OPERATIONS & INTERNATIONAL SALES

LISA BROWN

SENIOR VICE PRESIDENT SUPPLY CHAIN

OPERATIONS & SUPPLY CHAIN OUTLOOK

Constellation Brands

OUR GLOBAL TERROIR AND PRODUCTION DIVERSIFICATION ENABLES ASSET OPTIMIZATION AND RISK MITIGATION

CALIFORNIA AVAS

REGION	CBI BRAND PORTFOLIO
NAPA	The Prisoner, Schrader, Domaine Curry, Mount Veeder Winery, Double Diamond, Robert Mondavi Winery
SONOMA	The Prisoner Blindfold, SALDO, SIMI, Domaine Curry
PASO ROBLES	Booker Vineyard, The Prisoner, harvey & harriet, My Favorite Neighbor
SAN LUIS OBISPO	harvey & harriet
CENTRAL VALLEY	SALDO, SIMI, WOODBRIDGE
CENTRAL COAST	SIMI, UNSHACKLED, MEIOMI, Vint
NORTH COAST	SALDO, SIMI

REST OF WORLD AVAS

REGION	CBI BRAND PORTFOLIO
ITALY	Ruffino Estates, Ruffino Lumina, Kim Crawford Prosecco
AUSTRALIA / NEW ZEALAND	SALDO, Kim Crawford
OREGON	Lingua Franca
FRANCE	Kim Crawford Rose

Constellation Brands

OUR ASSET ALLOCATION IS ALIGNED WITH
MIX SHIFTS THAT SUPPORT HIGHER RETURNS


HISTORICAL GRAPE ALLOCATION
FORECASTED GRAPE ALLOCATION
FY19: 6% / 26% / 68%
Current Year: 15% / 64% / 21%
FY28: ~35% / ~55% / ~10%
High-End
Premium
Mainstream

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

WE HAVE WIDE-RANGING OPERATIONAL AND SUPPLY CHAIN EFFICIENCY INITIATIVES

SUSTAINABLE DESIGN ACCELERATION + SKU RATIONALIZATION

+50-75 BPS GROSS PROFIT MARGIN EXPANSION OPPORTUNITY

INITIAL PHASE (FY23-FY24)		NEXT PHASE (STARTING FY25)	
COST SAVINGS ~$12-14M CUMULATIVE	SCOPE 23 BRANDS	COST SAVINGS ~$5-8M CUMULATIVE	SCOPE 9 BRANDS

LIGHTWEIGHT GLASS | CAPSULE REMOVAL | CLOSURE OPTIMIZATION | LABEL AND CORK OPTIMIZATION



Source: Constellation Brands data, analyses, and plans.

Constellation Brands

WE HAVE WIDE-RANGING OPERATIONAL AND SUPPLY CHAIN EFFICIENCY INITIATIVES

PRODUCTION FACILITY & SUPPLY CHAIN NETWORK OPTIMIZATION

+25-35 BPS GROSS PROFIT MARGIN EXPANSION OPPORTUNITY

- Recommissioning Napa Bottling Center, insourcing our bottling capability to reduce cost 20% versus outsourcing
- Supply chain network rationalized from multi-location CA warehouses to Lodi and Chicago, driving a rate per case reduction of $0.11/case
- Further opportunity to optimize cellar capacity and supplement with third-party crush during variable harvest conditions



DISTRIBUTION CENTER ASSIGNMENT
25%
WEST
LODI
CHICAGO
49%
EAST COAST
26%
MIDWEST / SOUTH
LDC
CHI

Source: Constellation Brands data, analyses, and plans.
Constellation Brands

WE HAVE WIDE-RANGING OPERATIONAL AND SUPPLY CHAIN EFFICIENCY INITIATIVES

SPIRITS PRODUCTION AND DTC INSOURCING

+45-55 BPS GROSS PROFIT MARGIN EXPANSION OPPORTUNITY

- Spirits production optimization by relocating High West bottling and insourcing components of SVEDKA production; $7-10M annual savings opportunity
- Joint investment in Tequila capacity to scale the tequila portfolio with production benefits driving 25% ROIC
- Insourcing supply chain for Schrader results in $1-1.5M average annualized savings, implying $7-10M cumulative opportunity when scaled across DTC portfolio

SVEDKA Dry Goods & Product Optimization

- $1-1.5M annualized savings from FY26
- $22M in capex cost avoidance via 3rd party business model



SVEDKA
VODKA
SVEDKA
SVEDKA

CURRENT 80P   FUTURE 80P AND FLAVORS

DTC Internalization - Schrader Example

- In FY24 Schrader DTC was insourced to Lodi Distribution Center
- Annualized savings from $560K in FY24 to $1-1.5M FY25+
- Extending across total DTC implies $7-10M cumulative savings opportunity



Schrader

Source: Constellation Brands data, analyses, and plans.
Constellation Brands

Constellation Brands

KEN METZ

SENIOR VICE PRESIDENT FINANCE

FINANCIAL OUTLOOK

Constellation Brands

COMMITTED TO ACHIEVING OUR
MEDIUM-TERM FINANCIAL TARGETS

Growth and operating leverage expected over the medium-term driven by mix and channel shift + pricing increases + efficiency and cost initiatives more than offsetting mainstream U.S. Wholesale headwinds + inflation

PIVOT TO NET SALES GROWTH	CONTINUED OPERATING MARGIN IMPROVEMENT
TARGET **~1-3%** ANNUALLY	TARGET **~25-26%**

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

TARGETING ~1-3% ANNUAL NET SALES GROWTH



$2.2B
$2.0B
$1.8B
$1.6B
$1.4B
$1.2B
$1.0B
FY24 UPDATED GUIDANCE (2)-(1)% DECLINE
TARGET ~1-3% ANNUAL GROWTH
FY23
WINE DIVESTITURE
FY23 ORGANIC
FY24
FY28

KEY GROWTH DRIVERS

1. Continued growth of higher-end brands
2. Contributions from higher growth DTC & International
3. Consistent ~1% annual average price increases

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

TARGETING ~25-26% OPERATING MARGINS

ANNUAL MARGINS AFFECTED BY VARIABLES BUT EXPECTED TO BE WITHIN TARGETED RANGE ON AVERAGE



Benefits from higher-end mix shift and efficiency and cost savings initiatives expected to offset general inflation
27%
26%
25%
24%
23%
22%
$(20)M CAM ADJ.
NEW TARGET ~25-26% OP. MARGIN
FY23
WINE DIVESTITURE
FY23 ADJ
FY24 IMPLIED GUIDANCE
FY25
FY26
FY27
FY28

KEY MARGIN VARIABLES

DRIVERS
- Continued mix shift to higher-end
- Annual pricing increase
- Cost / ops. efficiencies

DRAGS
- COGS inflation
- Depreciation

OTHER FACTORS
- Marketing investment
- SG&A
- EUR-USD | NZD-USD FX rates

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

INCREASED PRODUCTIVITY
EXPECTED TO SUPPORT MARGIN EXPANSION

EFFICIENCY AND COST SAVINGS INITIATIVES

Optimization of operations and supply chain will continue being a key driver of margin improvement

Sustainable design acceleration	Spirits production and DTC insourcing	Production facilities optimization
Supply chain network optimization	Tail SKU and targeted low margin SKU rationalization	Other initiatives

Initiatives Expected to Deliver ~$125-150M in Cumulative Savings FY24-FY28

MATERIALS, LOGISTICS, AND LABOR INFLATION

After experiencing elevated inflation over last 2 years, expect to return to prior historical levels in next 4 years

AVERAGE ANNUAL INFLATION	
FY19 - FY21	LSD
FY22 - FY24	HSD-LDD
FY25 - FY28	LSD-MSD

MAINTENANCE & HOSPITALITY INVESTMENTS DEPRECIATION

CAPEX TARGET ~$0.8B TOTAL FY24-FY28



FY24
FY25
FY26
FY27
FY28
Maintenance
Organic growth

DEPRECIATION TARGET ~$85-105M ANNUALLY



FY24
FY25
FY26
FY27
FY28

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

EFFICIENT APPROACH TO
MARKETING INVESTMENTS AND SG&A

MARKETING

Expect marketing spend relative to net sales to decline to ~8-8.5% with greater alignment to higher-end portfolio but overall investment still above industry average



10%
9%
8%
7%
New target
marketing investments
~8 - 8.5% OF NET SALES
FY23
FY24
FY25
FY26
FY27
FY28

OTHER SG&A

Expect non-marketing SG&A spend relative to net sales to decline to ~14.5%, despite inflation



16%
15%
14%
13%
Return to
target SG&A spend
~14.5% OF NET SALES
FY23
FY24
FY25
FY26
FY27
FY28

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

DELIVERING ENHANCED GROWTH AND PROFITABILITY

We expect sustainable net sales growth combined with ongoing margin expansion efforts and focused investment back into the business to support improved performance

	FY 24	FY25 - FY28
NET SALES	~(2) – (1)% DECLINE	~1 – 3% GROWTH ANNUALLY
OPERATING INCOME	~2 – 4% GROWTH	~25 – 26% AVG. MARGIN
DEPRECIATION	~$80 - 85M	~$85 - 105M ANNUALLY
CAPITAL EXPENDITURE	~$0.2B TOTAL	~$0.6B TOTAL

Source: Constellation Brands data, analyses, and plans.

Constellation Brands

Constellation Brands

INVESTOR DAY 2023

Constellation Brands

MIKE MCGREW

CHIEF COMMUNICATIONS, CSR & DIVERSITY OFFICER

ESG

Constellation Brands

EVOLVING OUR APPROACH

RAISING THE BAR OVER THE YEARS

- CENTRALIZED RESPONSIBILITY
- BOLSTERED SUPPORT
- ELEVATED OVERSIGHT
- EMBEDDED INTO BUSINESS PLANNING

Constellation Brands

EVOLVING OUR APPROACH

HONING OUR FOCUS

CONSUMER OBSESSED	CONSUMERS EXPECT MORE
BRANDS ALIGNED WITH VALUES AND PASSIONS	CREATE AND PROTECT VALUE FOR OUR BUSINESS



83%

OF CONSUMERS THINK COMPANIES SHOULD BE ACTIVELY SHAPING ESG BEST PRACTICES[1]

[1] PwC Consumer Intelligence Series June 2, 2021

Constellation Brands

CREATING A FUTURE WORTH REACHING FOR



1 SAFEGUARDING OUR ENVIRONMENT AND NATURAL RESOURCES

- Improving water availability
- Reducing greenhouse gas emissions
- Commitment to waste reduction and circular packaging



2 ENHANCING SOCIAL EQUITY WITHIN OUR INDUSTRY AND COMMUNITIES

- Championing professional development
- Enhancing economic development
- Fostering an inclusive culture



3 ADVOCATING FOR RESPONSIBLE BEVERAGE ALCOHOL CONSUMPTION

- Ensuring responsible promotion and marketing
- Empowering responsible alcohol consumption choices by LDA adults

Constellation Brands

NEW TARGET 5 BILLION GALLONS OF WATER WITHDRAWAL RESTORATION FROM FY23 TO FY25 EXCEEDED PREVIOUS TARGET OF ~1.1 BILLION GALLONS OF WATER WITHDRAWAL RESTORATION FROM FY23 TO FY25 Irrigation district projects expected to yield continued reduction of water loss and new water recovery plant at Obregon expected to provide 720 cubic meters of clean water per day Built 3 dams in agricultural district near Obregon Brewery which increased irrigation efficiency from 88% to 92% Multi-year project with Pronatura to restore the hydrological region in the Serranía del Burro near Nava Brewery Nava Brewery collaborated with local and state governments in Mexico to improve water access for ~4,000 families in the city of Zaragoza Multi-year investment with The Nature Conservancy to support Global Resilient Watersheds program in California's San Joaquin Valley Implemented new irrigation technologies to enhance water efficiency at our California vineyards IMPROVING WATER AVAILABILITY In FY23 restored 50% of total water withdrawals through discharges and restoration efforts REDUCING WATER WITHDRAWALS AND RESTORING IT TO LOCAL TO WATERSHEDS 29,006 23,669 9 7 0 2 4 6 8 10 12 14 0 5,000 10,000 15,000 20,000 25,000 30,000 FY22 FY23 IN T E N S IT Y M E G A L IT E R S ~20% REDUCTION Water Withdrawals Intensity Metric Transitioning energy procured to cleaner options offered by suppliers available to our breweries in Mexico 100% of electricity from renewable sources at our Woodbridge winery Enhancing processes and controls, including to meet mandatory reporting requirements and implemented an upgraded Scope 3 data calculation methodology to enhance data accuracy Progress towards aligning with science-based targets initiative REDUCING GREENHOUSE GAS EMISSIONS Introduction of zero and low emission vehicles across our facilities worldwide Including over 80 vehicles added to the fleet at our Obregon Brewery Implementation of solar technology at our Ruffino winery and the Prisoner Wine Company SCOPE 3 SCOPE 1 & SCOPE 2 GHG emissions continuing to work toward target of ~15% reduction by FY25 SCOPE 1 SCOPE 2 Maturing our SCOPE 3 Data collection & analysis Glass Bottles 60% Aluminum Cans 37% Steel Kegs 3% BEER PACKAGE FORMAT MIX Glass Bottles 71% Plastic 17% Aluminum Cans 12% WINE AND SPIRITS PACKAGE FORMAT MIX SEEK TO ATTAIN TRUE CERTIFICATION FOR ZERO WASTE1 COMMITMENT TO WASTE REDUCTION AND CIRCULAR PACKAGING 1 True Certification for Zero Waste sought for key operating facilities which, for the purposes of this target, consist of our major production facilities (i.e., our breweries in Mexico and our U.S. wineries generating the vast majority of waste). 2 Total packaging weight vs weight of wine or spirits liquid. 3 From baseline fiscal year 2022 ratio of packaging weight to product weight in Wine & Spirits portfolio. ENHANCED CIRCULAR PACKAGING TARGETED PLANS Replace hi-cone plastic rings with recyclable paperboard for all applicable 4-pack and 6-pack beer SKUs Reduce ratio2 of packaging weight to product weight by 10% across wine and spirits portfolio by end of FY253 Ensure 80% of wine and spirits packaging is returnable, recyclable, or renewable 1 2 3

ENHANCING SOCIAL EQUITY
WITHIN OUR INDUSTRY

Female and minority led or founded

>$98M INVESTED SINCE FY19

DURHAM Distillery · KERR CELLARS · SAPERE we make bubbles · PRESS · Archer Roose

4 of 5 previous venture investments outpacing their respective categories

AUSTIN COCKTAILS



AUSTIN COCKTAILS
AUSTIN COCKTAILS
AUSTIN COCKTAILS

Full acquisition from ventures portfolio in FY23 and delivering +6% dollar sales CAGR in tracked channels since transaction

DOMAINE



Continuing to invest in female and minority ventures in FY24

Constellation Brands

ENHANCING SOCIAL EQUITY
WITHIN OUR COMMUNITIES





INCARCERATED: 8 MILLION



THE RESURRECTION PROJECT



CY21 - CY23

$4.1M INVESTED

DRESS FOR SUCCESS · Equal Justice Initiative · UNIDOSUS · NATIONAL RESTAURANT ASSOCIATION EDUCATIONAL FOUNDATION

Constellation Brands

DIVERSITY, EQUITY AND INCLUSION

BOARD OF DIRECTORS[1]



33%
32%
25%
22%
FEMALE REPRESENTATION
ETHNIC DIVERSITY REPRESENTATION
Constellation Brands
S&P 500 Average

COMMITMENT TO DEI AT ALL LEVELS



¡SALUD
STELLAR PRIDE
ASIAA
WISE
VALOR
CPN

1. **Global DEI strategy in place to drive** consistent efforts across the organization
2. **Over 60% employee engagement** in business resource groups[2]
3. **Executive team members directly involved** in DEI strategy and each sponsoring a business resource group

1 Diversity data is as of February 28, 2023, is based on self-disclosed information, and includes independent and non-management board members, which excludes Constellation Brands' CEO.
2 U.S. Full Time Salaried employees as of 8.31.23.

Constellation Brands

PROMOTING RESPONSIBLE
BEVERAGE ALCOHOL CONSUMPTION

RESPONSIBLE BEVERAGE ALCOHOL CONSUMPTION PROMOTIONS & MARKETING



CELEBRATE RESPONSIBLY
Holiday starts with

BETTERMENT LOW-ALCOHOL AND NON-ALCOHOL OPTIONS

From our breweries

Corona Light · Corona PREMIER · Corona NON-ALCOHOLIC · Modelo Oro

From our wineries

MEIOMI BRIGHT · SIMI Brightful · WOODBRIDGE Sessions · KIM CRAWFORD ILLUMINATE

From our ventures

HOP WTR · KARMA water · TÖST

Constellation Brands

DELIVERING ON OUR COMMITMENTS
EVOLVING OUR GOVERNANCE STRUCTURE

Significant governance enhancements introduced in the last year

RECLASSIFICATION OF CLASS B COMMON STOCK
Alignment of shareholder voting power and economic ownership

RETIREMENT OF PREVIOUSLY CONTROLLING SHAREHOLDER (ROB SANDS) AS BOARD CHAIR
Appointment of interim independent Chair

RESIGNATION OF CONTROLLING SHAREHOLDER (ROB SANDS) AS NON-VOTING BOARD COMMITTEE MEMBER
Sands Family waives any future non-voting Board committee participation

RETIREMENT OF TWO LONGEST TENURED NON-EXECUTIVE DIRECTORS
Retirements also resulted in appointment of new chairs for HR and CGN&R committees

APPOINTMENT OF TWO NEW INDEPENDENT DIRECTORS
Strong financial expertise, as well as CPG and retail sector experience

BOARD ADOPTED ANTI-PLEDGING POLICY FOR DIRECTORS AND EXECUTIVE OFFICERS
Capped carve-out for Sands Family and affiliated entities

Constellation Brands

CREATING A FUTURE WORTH REACHING FOR

1


SAFEGUARDING OUR ENVIRONMENT AND NATURAL RESOURCES
- Improving water availability
- Reducing greenhouse gas emissions
- Commitment to waste reduction and circular packaging

2


ENHANCING SOCIAL EQUITY WITHIN OUR INDUSTRY AND COMMUNITIES
- Championing professional development
- Enhancing economic development
- Fostering an inclusive culture

3


ADVOCATING FOR RESPONSIBLE BEVERAGE ALCOHOL CONSUMPTION
- Ensuring responsible promotion and marketing
- Empowering responsible alcohol consumption choices by LDA adults

Constellation Brands

Constellation Brands

INVESTOR DAY 2023

Constellation Brands

GARTH HANKINSON

CHIEF FINANCIAL OFFICER

FINANCIAL OUTLOOK

Constellation Brands

KEY FINANCIAL HIGHLIGHTS

1. **Enterprise-wide financial targets over the medium term**
   - Mid to high single-digit net sales growth
   - Operating income margin ~33-35%
   - Low double-digit earnings per share growth[1]

2. **Commitment to consistent, disciplined capital allocation**
   - Refined Beer Capex investment to ~$4B from FY24 - FY28
   - Incremental $2B share repurchase authorization[2]
   - Expect to achieve target ~3.0x[1] net leverage ratio during FY25



Modelo

Constellation Brands

[1] Excludes Canopy EIE
[2] $2B authorization approved by Board of Directors in November 2023.

ENTERPRISE NET SALES GROWTH TARGET OF ~6-8%

NET SALES OUTLOOK FY28 vs FY23
UPLIFT OF ~$3B - $4B



$15B
$12B
$9B
$9.5B
Enterprise
+8 - 9%
Beer Business
(2) - (1)%
Organic
Wine & Spirits
Business
+6 - 7%
Enterprise
FY23
FY24
FY24 GUIDANCE
Beer Business
+7 - 9%
Wine & Spirits
Business
+1 - 3%
Enterprise
+6 - 8%
FY28
FY25 – FY28 ANNUAL TARGETS

Constellation Brands

ENTERPRISE OP. INCOME MARGIN TARGET OF ~33-35%

OPERATING INCOME OUTLOOK FY28 vs FY23
UPLIFT OF ~$1.3B-$1.8B



$5B
$4B
$3B
$3.0B[1]
Enterprise
Operating
Income
Beer Business
~6 - 7%
Operating
Income Growth
Wine & Spirits
Business
~2 - 4%
Operating
Income
Growth[2]
Corporate
Expense
~(3)%
Enterprise
~5 - 7%
Operating
Income
Growth
FY23
FY24
FY24 GUIDANCE
Beer Business
Operating
Margin
~39 - 40%
Wine & Spirits
Business
Operating
Margin
~25 - 26%
Corporate
Expense
+LSD -MSD%
Enterprise
Operating
Margin
~33 - 35%
FY28
FY25 – FY28 ANNUAL TARGETS

[1] Comparable basis excluding Canopy EIE
[2] The year ended February 28, 2023 includes $19.5M of gross profit less marketing that are no longer part of the wine and spirits segment results due to the Wine Divestiture.

Constellation Brands

DILUTED EPS GROWTH TARGET OF LOW-DOUBLE DIGITS OVER MEDIUM TERM

FY25 – FY28

Enterprise Net Sales: ~6-8% Growth

BEER: ~7-9% GROWTH	WINE & SPIRITS: ~1-3% GROWTH
• Momentum of core and next wave brands • +1-2% average pricing	• Mix shift to higher-end | higher-end brands momentum • +1% average pricing

Enterprise Operating Income Margin: ~33-35%

WINE & SPIRITS: ~25-26% OPERATING MARGIN

BEER: ~39-40% OPERATING MARGIN

- + Operational efficiencies & savings
- +|- FX & commodity trends
- + Marketing optimization & efficiencies
- - Depreciation ramp-up
- + SG&A leverage
- - Inflationary pressures

CORPORATE EXPENSE: +LSD-MSD% GROWTH

Ongoing investments in technology and talent

EFFECTIVE TAX RATE: ~20-22%

INTEREST EXPENSE: $450-600M

DILUTED EPS TARGET: +LDD% GROWTH

Constellation Brands

EXPECTED STRONG CASH GENERATION

& DISCIPLINED CASH USE

ANNUAL OPERATING CASH FLOW


LSD CAGR FY20 - FY24
Step up to LDD CAGR FY24 - FY28
$2.6B
$2.8B
$2.7B
$2.8B
$2.4 - 2.6B Guidance
FY20
FY21
FY22
FY23
FY24
FY28

CUMULATIVE OPERATING CASH FLOW

FY20 - FY23	FY24 - FY28
~$11B	~$15 - 17B

Committed to deploying cash in alignment with consistent capital allocation priorities

- Solid investment grade rating
- Dividend growth in-line with earnings
- Organic investments to support growth
- Share repurchases to enhance returns
- Tuck in acquisitions

Constellation Brands

NOTABLE CHANGE IN CAPITAL ALLOCATION

WITH CURRENT LEADERSHIP

SOURCES AND USES OF CASH


Net Debt Issuance (Paydown)
Sale of Assets & Other
Cash Flow from Ops
Cash Returns to Shareholders¹
Capex
M&A
Class B Collapse
DEBT ISSUANCE DUE TO FINANCING OF CLASS B COLLAPSE
SHIFT IN CAPITAL ALLOCATION PRIORITIES
$12B
$7B
$2B
$(3)B
$(8)B
$(13)B
$6B
$4B
$2B
$0B
$(2)B
$(4)B
$(6)B
FY17-FY19
FY20-FY22
FY23

[1] Cash returns to shareholders includes dividends and share repurchases.

Constellation Brands

ADVANCING OUR

CAPITAL ALLOCATION PRIORITIES

SOLID INVESTMENT GRADE RATING	DIVIDEND GROWTH IN-LINE WITH EARNINGS	ORGANIC INVESTMENTS TO SUPPORT GROWTH	SHARE REPURCHASES TO ENHANCE RETURNS	TUCK IN ACQUISITIONS
Expect to achieve target of	Expect to maintain target of	Expect growth and maintenance CAPEX of	Total board authorization of	Disciplined and rigorous process to
~3.0x[1] net leverage ratio during FY25	~30% annual dividend payout ratio[2]	~$5B across enterprise from FY24 to FY28	~$2.8B for share buybacks now in place[3]	assess with strict criteria any M&A considered

[1] Excludes Canopy EIE.

[2] Payout ratio defined as dividend per share divided by comparable basis earnings per share excluding Canopy EIE.

[3] $2B authorization approved by Board of Directors in November 2023; $0.8B represents remaining portion of authorization approved by Board of Directors in January 2021 to repurchase up to $2.0 billion of the company's publicly traded common stock as of August 31, 2023.

Constellation Brands

A CONSIDERED APPROACH
TO CAPITAL ALLOCATION

SOLID INVESTMENT GRADE RATING	DIVIDEND GROWTH IN-LINE WITH EARNINGS	ORGANIC INVESTMENTS TO SUPPORT GROWTH	SHARE REPURCHASES TO ENHANCE RETURNS	TUCK IN ACQUISITIONS
Near-term Considerations Interest Expense Reduction Macroeconomic Backdrop **Medium-term Considerations** Credit Rating Impact Cost Of Capital Benefit	**Near-term Considerations** Return vs Organic Investments Return vs Share Repurchases **Medium-term Considerations** Dividend Payout Relative to Peers	**Near-term Considerations** Mid-Teen IRR Threshold Return vs Share Repurchases and / or Dividends **Medium-term Considerations** Strategic Benefit to Business	**Near-term Considerations** Temporary Share Price and / or Market Dislocation **Medium-term Considerations** External vs Internal Valuation Return vs Organic Investments	**Near-term and Medium-term Considerations** Fulfillment of Financial and Strategic M&A Criteria Return vs Organic Investments and / or Share Repurchases and / or Dividends

Constellation Brands

MAINTAINING A SOLID
INVESTMENT GRADE RATING

Revolver Capacity
Senior Notes

NET LEVERAGE RATIO[1]



SHIFT IN CAPITAL ALLOCATION PRIORITIES
~$3.2B OF DEBT REDUCTION
DEBT ISSUANCE DUE TO FINANCING OF CLASS B COLLAPSE
4.5X
3.9X
3.1X
3.1X
3.6X
3.5X
3.2X
DURING FY25
~3.0X
FY19
FY20
FY21
FY22
FY23
Q1 FY24
Q2 FY24
TARGET

DEBT MATURITY PROFILE[2]



NIL
3.60% 4.75%
$1.0B
4.40% 4.75% 5.00%
$1.4B
3.70%
$0.6B
3.50% 3.60% 4.35%
$2.3B
$1.8B
4.65%
$0.5B
3.15%
$0.8B
2.875%
$0.6B
2.25%
$1.0B
4.75%
$0.7B
FY24
FY25
FY26
FY27
FY28
FY29
FY30
FY31
FY32
FY33

[1] Net leverage ratio defined as debt net of cash divided by comparable basis EBITDA excluding Canopy EIE. EBITDA is calculated on a comparable basis and is a non-GAAP financial measure. A reconciliation to the most directly comparable GAAP financial measure is included within the appendix

[2] Debt maturity profile with corresponding interest rates, excluding commercial paper of $468M (excluding unamortized discount) as of August 31, 2023, working capital lines, letters of credit, and senior notes maturing in FY48, FY49, and FY51.

Constellation Brands

PROVIDING A COMPETITIVE
DIVIDEND PAYOUT RATIO

Constellation Brands
S&P 500
10-K Competitors

HISTORICAL DIVIDEND PAYOUT RATIO



AVERAGE 37%
AVERAGE 29% 29%
30% 30% 37%
29% 29% 46%
28% 27% 33%
28% 28% 31%
FY20
FY21
FY22
FY23

EXPECTED DIVIDEND PAYOUT RATIO



STZ Payout Ratio Per Target
S&P 500 Payout Per Consensus
AVERAGE ~30%
AVERAGE 29%
~30%
~29%
~30%
~28%
FY24
CY23
FY25
CY24

Sources: Payout ratio for Constellation Brands defined as dividend per share divided by comparable basis earnings per share excluding Canopy EIE and for others payout ratio calculated as dividend per share divided by adjusted earnings per share. Historical calculation data sourced from financial results press release of Constellation Brands and competitors and NASDAQ IR Insights. Consensus data sourced from FactSet. Constellation Brands historical data reflects 03/01/19 to 02/28/23 period. Competitor historical data reflects fiscal year or cumulative quarterly / half-yearly periods amounting to a year immediately preceding the corresponding Constellation Brands fiscal year period(s). Consensus estimates only available for competitors on their corresponding fiscal year basis resulting in disparate April 30, June 30, December 31 year-end estimates. Consensus estimates available for S&P 500 on a calendar year basis.

Constellation Brands

INVESTING THOUGHTFULLY
IN ORGANIC GROWTH

Beer Business
Wine & Spirits Business
S&P 500
Constellation Brands

CAPITAL EXPENDITURES



Total Beer Business ~$4B
Total Wine & Spirits Business ~$0.8B
CAPEX AS A PERCENT OF NET SALES
FY23: 11%
FY28: ~4-6%
FY24
FY25
FY26
FY27
FY28

NET SALES GROWTH / CAPEX GROWTH



STZ Growth Rates Per Guidance and Outlook
S&P500 Growth Rates Per Consensus
~6-7%
~2%
~6-8%
~5%
~6-8%
~5%
~16%
~7%
~20%
~3%
~(21)%
~3%
FY24 CY23
FY25 CY24
FY26 CY25
FY24 CY23
FY25 CY24
FY26 CY25

Sources: Constellation Brands net sales and capital expenditure data per company guidance and outlook. S&P 500 net sales and capital expenditure data per FactSet.
Note: Direct operational capex spend for Constellation Brands business segments only, excludes corporate allocations.

Constellation Brands

CONDUCTING MEANINGFUL BUT PRUDENT
SHARE REPURCHASES

SHARE REPURCHASE RATIO FY20 - FY23



Constellation Brands
10-K Competitors
9.8% WITH ~$3.1B SHARE REPURCHASES
4.6%
3.2%
0.6%
0.3%
0%
0%
0%
0%
0%
10-K COMPETITOR AVERAGE ~1%

SHARE REPURCHASE RATIO FOR CY23 SHARE REPURCHASE ANNOUNCEMENTS



Other Announcements
6% WITH $2.8B SHARE REPURCHASE AUTHORIZATION

Sources: Constellation Brands data reflects 03/01/19 to 02/28/23 period. Competitor data reflects the fiscal year immediately preceding the corresponding Constellation Brands fiscal year period(s) for publicly traded 10-K competitors. Share repurchase ratio calculated as share repurchases divided by market capitalization. Calculation data sourced from Bloomberg. Share repurchase announcement data sourced from MarketBeat for all companies with CY23 disclosures on new or incremental repurchases.

Constellation Brands

ASSESSING TUCK IN M&A OPPORTUNITIES
WITH RIGOR

<4% of operating cash flow between FY20 - FY23 spent on M&A expenditures

Recent acquisitions of high-growth brands almost entirely self-funded through sale of successful venture investment

MY FAVORITE NEIGHBOR

Higher-end wines from Paso Robles, California, with strong DTC business, including ecommerce

LINGUA FRANCA

Higher-end wines from Willamette Valley, Oregon

AUSTIN COCKTAILS

Premium brand in high-growth RTD segment



Fills Portfolio Gap Or Under Indexed Segment
Return Profile Accretive to Enterprise ROIC
Margin Accretive to Base Business
Accretive Net Sales Growth
Premium Priced Product(s) | Brand(s)
Potential to Scale
High Velocity with Distribution Upside
Rigorous Financial & Strategic Assessment Criteria

Constellation Brands

COMPELLING MEDIUM-TERM OUTLOOK

CONSOLIDATED NET SALES	CONSOLIDATED OPERATING INCOME	DILUTED EPS TARGET
Mid to High Single-Digit Growth	High Single-Digit Growth ~33-35% Operating Margin	Low Double-Digit Growth

DOUBLE DIGIT OPERATING CASH FLOW GROWTH

Expect to achieve target of	Expect to maintain target of	Expect growth and maintenance Capex of	Total board authorization of	Disciplined and rigorous process to
~3.0x[1] net leverage ratio during FY25	~30% annual dividend payout ratio	~$5B across enterprise from FY24 to FY28	~$2.8B for share buybacks now in place[2]	assess with strict criteria any M&A considered

1 Excludes Canopy EIE
2 $2B represents authorization approved by Board of Directors in November 2023; $0.8B represents remaining portion of authorization approved by Board of Directors in January 2021 to repurchase up to $2.0 billion of the company's publicly traded common stock as of August 31, 2023.

Constellation Brands



Constellation Brands
INVESTOR DAY 2023

APPENDIX

Constellation Brands

GLP-1 DRUGS CURRENT CONSUMER INSIGHTS

~1% OF U.S. POPULATION — Currently has a GLP-1 prescription

> 2/3 OF PATIENTS — No longer taking GLP-1 after 1 year in 4,000 people study

$1,000 OR MORE — Monthly cost per patient for GLP-1 treatment

~71% OF PEOPLE — In over 2.6M GLP-1 social conversations indicated they would not try GLP-1 even if price is accessible

ONLY **2%** — Of those same social conversations raised the topic of reduced alcohol consumption


GLP-1 IMPACT ON BEVERAGE ALCOHOL POTENTIALLY LIMITED TO SMALL SUBSET OF U.S. LDA CONSUMERS
Healthy Weight
Overweight
Obese
27%
31%
42%
Non-Drinkers 6%
Low / Moderate Drinkers 18%
Frequent Drinkers 3%
Non-Drinkers 7%
Low / Moderate Drinkers 21%
Frequent Drinkers 3%
Non-Drinkers 10%
Low / Moderate Drinkers 29%
Frequent Drinkers 3%

Sources: RBC Capital Markets research; MotivBase, Social Standards research for Constellation Brands; Constellation Brands research. Drinking status categories used sex-specific thresholds according to definition of alcohol use by the National Institute on Alcohol and Alcoholism: non-drinkers, low-moderate drinkers (≤14 drinks/wk for men and ≤7 drinks/wk for women), and frequent drinkers (>14 drinks/wk for men and >7 drinks/wk for women).

Constellation Brands

COMPARABLE MEASURES AND OTHER NON-GAAP FINANCIAL MEASURES

- We report our financial results in accordance with GAAP. However, non-GAAP financial measures are provided because management excludes items that affect comparability ("Comparable Adjustments") in evaluating the results of the core operations of the Company and/or internal goal setting. In addition, the Company believes this information provides investors, financial analysts covering the Company, rating agencies, and other external users ("our investors") valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance. As such, certain items, when appropriate, are excluded from comparable results. Please refer to the Company's investor relations website at ir.cbrands.com/financial-information/financial-results for a more detailed description and further discussion of these non-GAAP financial measures.
- See the following tables for supplemental financial data and corresponding reconciliations of these non-GAAP financial measures to GAAP financial measures for the periods presented. Non-GAAP financial measures should be considered in addition to, not as a substitute for, or superior to, our reported results prepared in accordance with GAAP.
- Canopy equity earnings (losses) and related activities ("Canopy EIE") - The measures that exclude all of our equity in the earnings (losses) of Canopy and related activities on a reported basis are defined as "excluding Canopy EIE." Financial measures excluding Canopy EIE are non-GAAP and are provided because management uses this information to monitor our investment in Canopy. In addition, we believe this information provides our investors valuable insight to understand how management views the Company's performance and on underlying business trends and results in order to evaluate year-over-year financial performance of our ongoing core business, including relative to industry competitors.
- Adjusted Earnings before Interest and Taxes ("Adjusted EBIT") is defined by the Company as net income (loss) attributable to CBI plus (i) net income (loss) attributable to noncontrolling interests, (ii) provision for (benefit from) income taxes, (iii) loss on extinguishment of debt, and (iv) interest expense. Comparable Basis EBIT is defined by the Company as Adjusted EBIT on a comparable basis. Adjusted EBIT and Comparable Basis EBIT are considered performance measures, and the Company considers net income (loss) attributable to CBI the most comparable GAAP measure for each. Adjusted EBIT and Comparable Basis EBIT are used by management in evaluating the results of the core operations of the Company including, the results of its equity method investments. In addition, the Company believes this information provides our investors valuable insight on underlying business trends and results in order to evaluate year-over-year financial performance.
- Comparable Basis Earnings before Interest, Taxes, Depreciation, and Amortization ("Comparable Basis EBITDA") is defined by the Company as net income (loss) attributable to CBI plus (i) net income (loss) attributable to noncontrolling interests, (ii) provision for (benefit from) income taxes, (iii) loss on extinguishment of debt, (iv) interest expense, (v) depreciation, and (vi) amortization, all on a comparable basis. The Company has disclosed its debt to Comparable Basis EBITDA ratio and net debt to Comparable Basis EBITDA ratio. These are financial measures that management believes are of interest to our investors and lenders in relation to the Company's overall capital structure and its ability to borrow additional funds. The Company considers Comparable Basis EBITDA a measure of liquidity and considers net cash provided by operating activities the most comparable GAAP measure.
- Free cash flow is defined by the Company as net cash flow from operating activities prepared in accordance with GAAP less capital expenditures for property, plant, and equipment. Free cash flow is considered a liquidity measure and provides useful information to our investors about the amount of cash generated, which can then be used, after required debt service and dividend payments, for other general corporate purposes. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period.

Constellation Brands

REPORTED STATEMENTS OF OPERATIONS (GAAP)

(IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA)	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FIRST QUARTER 2023	SECOND QUARTER 2023	THIRD QUARTER 2023	FOURTH QUARTER 2023	FISCAL YEAR 2023	FIRST QUARTER 2024	SECOND QUARTER 2024	SIX MONTHS 2024
Net sales	$ 8,116.0	$ 8,343.5	$ 8,614.9	$ 8,820.7	$ 2,363.2	$ 2,655.1	$ 2,436.5	$ 1,997.8	$ 9,452.6	$ 2,514.9	**$ 2,836.8**	$ 5,351.7
Cost of product sold	(4,035.7)	(4,191.6)	(4,148.9)	(4,113.4)	(1,108.2)	(1,329.2)	(1,209.6)	(1,036.6)	(4,683.6)	(1,257.1)	**(1,386.9)**	(2,644.0)
Gross profit	4,080.3	4,151.9	4,466.0	4,707.3	1,255.0	1,325.9	1,226.9	961.2	4,769.0	1,257.8	**1,449.9**	2,707.7
Selling, general, and administrative expenses	(1,668.1)	(1,621.8)	(1,665.1)	(1,711.4)	(438.6)	(512.8)	(480.2)	(494.5)	(1,926.1)	(493.1)	**(471.2)**	(964.3)
Impairment of brewery construction in progress	—	—	—	(665.9)	—	—	—	—	—	—	**—**	—
Impairment of assets held for sale	—	(449.7)	(24.0)	—	—	—	—	—	—	—	**—**	—
Gain (loss) on sale of business	—	74.1	14.2	1.7	—	—	—	—	—	—	**—**	—
Operating income (loss)	2,412.2	2,154.5	2,791.1	2,331.7	816.4	813.1	746.7	466.7	2,842.9	764.7	**978.7**	1,743.4
Income (loss) from unconsolidated investments	2,101.6	(2,668.6)	150.3	(1,635.5)	(187.9)	(1,719.1)	(37.2)	(92.2)	(2,036.4)	(415.4)	**(20.2)**	(435.6)
Interest expense	(367.1)	(428.7)	(385.7)	356.4)	(88.5)	(94.3)	(98.7)	(117.2)	(398.7)	(118.2)	**(110.6)**	(228.8)
Loss on extinguishment of debt	(1.7)	(2.4)	(12.8)	(29.4)	(15.3)	(8.0)	—	(0.9)	(24.2)	(0.7)	**—**	(0.7)
Income (loss) before income taxes	4,145.0	(945.2)	2,542.9	310.4	524.7	(1,008.3)	610.8	256.4	383.6	230.4	**847.9**	1,078.3
(Provision for) benefit from income taxes	(685.9)	966.6	(511.1)	(309.4)	(125.4)	(132.4)	(131.1)	(33.2)	(422.1)	(91.2)	**(147.2)**	(238.4)
Net income (loss)	3,459.1	21.4	2,031.8	1.0	399.3	(1,140.7)	479.7	223.2	(38.5)	139.2	**700.7**	839.9
Net (income) loss attributable to noncontrolling interests	(23.2)	(33.2)	(33.8)	(41.4)	(9.8)	(10.5)	(12.0)	(0.2)	(32.5)	(3.3)	**(10.7)**	(14.0)
Net income (loss) attributable to CBI	$ 3,435.9	$ (11.8)	$ 1,998.0	$ (40.4)	$ 389.5	$ (1,151.2)	$ 467.7	$ 223.0	$ (71.0)	$ 135.9	**$ 690.0**	$ 825.9
Diluted net income (loss) per common share attributable to CBI	$ 17.57	$ (0.07)	$ 10.23	$ (0.22)	$ 2.06	$ (6.30)	$ 2.52	$ 1.21	$ (0.11)	$ 0.74	**$ 3.74**	$ 4.49
Diluted weighted average common shares outstanding	195.532	168.329	195.308	167.431	189.333	161.730	185.291	184.534	169.337	183.863	**184.277**	184.074
CASH DIVIDENDS DECLARED PER COMMON SHARE:												
Class A Common Stock	$ 2.96	$ 3.00	$ 3.00	$ 3.04	$ 0.80	$ 0.80	$ 0.80	$ 0.80	$ 3.20	$ 0.89	**$ 0.89**	$ 1.78
Class B Convertible Common Stock	$ 2.68	$ 2.72	$ 2.72	$ 2.76	$ 0.72	$ 0.72	$ 0.72	NA	$ 2.16	NA	**NA**	NA
Effective tax rate	16.5%	102.3%	20.1%	99.7%	23.9%	(13.1%)	21.5%	12.9%	110.0%	39.6%	**17.4%**	22.1%
ITEMS AS A PERCENT OF NET SALES:												
Cost of product sold	49.7%	50.2%	48.2%	46.6%	46.9%	50.1%	49.6%	51.9%	49.5%	50.0%	**48.9%**	49.4%
Gross profit	50.3%	49.8%	51.8%	53.4%	53.1%	49.9%	50.4%	48.1%	50.5%	50.0%	**51.1%**	50.6%
Selling, general, and administrative expenses	20.6%	19.4%	19.3%	19.4%	18.6%	19.3%	19.7%	24.8%	20.4%	19.6%	**16.6%**	18.0%
Operating income (loss)	29.7%	25.8%	32.4%	26.4%	34.5%	30.6%	30.6%	23.4%	30.1%	30.4%	**34.5%**	32.6%

NA - Not Applicable

Constellation Brands

FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER FISCAL YEAR FIRST QUARTER SECOND QUARTER SIX MONTHS (IN MILLIONS, EXCEPT PER SHARE DATA) 2019 2020 2021 2022 2023 2023 2023 2023 2023 2024 2024 2024 NET SALES Reported Net Sales $ 8,116.0 $ 8,343.5 $ 8,614.9 $ 8,820.7 $ 2,363.2 $ 2,655.1 $ 2,436.5 $ 1,997.8 $ 9,452.6 $ 2,514.9 $ 2,836.8 $ 5,351.7 Comparable Net Sales $ 8,116.0 $ 8,343.5 $ 8,614.9 $ 8,820.7 $ 2,363.2 $ 2,655.1 $ 2,436.5 $ 1,997.8 $ 9,452.6 $ 2,514.9 $ 2,836.8 $ 5,351.7 COST OF PRODUCT SOLD Reported Cost of Product Sold $ (4,035.7) $ (4,191.6) $ (4,148.9) $ (4,113.4) $ (1,108.2) $ (1,329.2) $ (1,209.6) $ (1,036.6) $ (4,683.6) $ (1,257.1) $ (1,386.9) $ (2,644.0) Comparable Adjustments (1) 29.9 162.3 51.6 (82.4) (24.4) 46.4 25.2 48.8 96.0 34.8 (23.9) 0.9 Comparable Cost of Product Sold $ (4,005.8) $ (4,029.3) $ (4,097.3) $ (4,195.8) $ (1,132.6) $ (1,282.8) $ (1,184.4) $ (987.8) $ (4,587.6) $ (1,222.3) $ (1,410.8) $ (2,633.1) GROSS PROFIT Reported Gross Profit $ 4,080.3 $ 4,151.9 $ 4,466.0 $ 4,707.3 $ 1,255.0 $ 1,325.9 $ 1,226.9 $ 961.2 $ 4,769.0 $ 1,257.8 $ 1,449.9 $ 2,707.7 Comparable Adjustments (1) 29.9 162.3 51.6 (82.4) (24.4) 46.4 25.2 48.8 96.0 34.8 (23.9) 0.9 Comparable Gross Profit $ 4,110.2 $ 4,314.2 $ 4,517.6 $ 4,624.9 $ 1,230.6 $ 1,372.3 $ 1,252.1 $ 1,010.0 $ 4,865.0 $ 1,292.6 $ 1,426.0 $ 2,718.6 SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES Reported Selling, General, and Administrative Expenses $ (1,668.1) $ (1,621.8) $ (1,665.1) $ (1,711.4) $ (438.6) $ (512.8) $ (480.2) $ (494.5) $ (1,926.1) $ (493.1) $ (471.2) $ (964.3) Comparable Adjustments (1) 174.1 40.0 35.6 22.3 0.5 23.2 (2.2) 76.3 97.8 27.7 13.0 40.7 Comparable Selling, General, and Administrative Expenses $ (1,494.0) $ (1,581.8) $ (1,629.5) $ (1,689.1) $ (438.1) $ (489.6) $ (482.4) $ (418.2) $ (1,828.3) $ (465.4) $ (458.2) $ (923.6) IMPAIRMENT OF BREWERY CONSTRUCTION IN PROGRESS Reported Impairment of Brewery Construction in Progress $ — $ — $ — $ (665.9) $ — $ — $ — $ — $ — $ — $ — $ — Comparable Adjustments (1) — — — 665.9 — — — — — — — — Comparable Impairment of Brewery Construction in Progress $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — (1) Please refer to the Company's investor relations website at ir.cbrands.com/financial-information/financial-results for a more detailed description and further discussion of these non-GAAP financial measures. RECONCILIATION OF REPORTED AND COMPARABLE NON-GAAP INFORMATION (1) Please refer to the Company's investor relations website at ir.cbrands.com/financial-information/financial-results for a more detailed description and further discussion of these non-GAAP financial measures.. (CONTINUED) FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER FISCAL YEAR FIRST QUARTER SECOND QUARTER SIX MONTHS (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA) 2019 2020 2021 2022 2023 2023 2023 2023 2023 2024 2024 2024 IMPAIRMENT OF ASSETS HELD FOR SALE Reported Impairment of Assets Held for Sale $ — $ (449.7) $ (24.0) $ — $ — $ — $ — $ — $ — $ — $ — $ — Comparable Adjustments (1) — 449.7 24.0 — — — — — — — — — Comparable Impairment of Assets Held for Sale $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — GAIN (LOSS) ON SALE OF BUSINESS Reported Gain (Loss) on Sale of Business $ — $ 74.1 $ 14.2 $ 1.7 $ — $ — $ — $ — $ — $ — $ — $ — Comparable Adjustments (1) — (74.1) (14.2) (1.7) — — — — — — — — Comparable Gain (Loss) on Sale of Business $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — OPERATING INCOME (LOSS) Reported Operating Income (Loss) $ 2,412.2 $ 2,154.5 $ 2,791.1 $ 2,331.7 $ 816.4 $ 813.1 $ 746.7 $ 466.7 $ 2,842.9 $ 764.7 $ 978.7 $ 1,743.4 Comparable Adjustments (1) 204.0 577.9 97.0 604.1 (23.9) 69.6 23.0 125.1 193.8 62.5 (10.9) 51.6 Comparable Operating Income (Loss) $ 2,616.2 $ 2,732.4 $ 2,888.1 $ 2,935.8 $ 792.5 $ 882.7 $ 769.7 $ 591.8 $ 3,036.7 $ 827.2 $ 967.8 $ 1,795.0 INCOME (LOSS) FROM UNCONSOLIDATED INVESTMENTS Reported Income (Loss) from Unconsolidated Investments $ 2,101.6 $ (2,668.6) $ 150.3 $ (1,635.5) $ (187.9) $ (1,719.1) $ (37.2) $ (92.2) $ (2,036.4) $ (415.4) $ (20.2) $ (435.6) Comparable Adjustments (1) (2,084.9) 2,480.1 (265.2) 1,488.2 135.4 1,685.5 31.5 55.3 1,907.7 384.4 7.4 391.8 Comparable Income (Loss) from Unconsolidated Investments $ 16.7 $ (188.5) $ (114.9) $ (147.3) $ (52.5) $ (33.6) $ (5.7) $ (36.9) $ (128.7) $ (31.0) $ (12.8) $ (435.6) INTEREST EXPENSE Reported Interest Expense $ (367.1) $ (428.7) $ (385.7) $ (356.4) $ (88.5) $ (94.3) $ (98.7) $ (117.2) $ (398.7) $ (118.2) $ (110.6) $ (228.8) Comparable Adjustments (1) (20.1) — — — — — — — — — — — Comparable Interest Expense $ (387.2) $ (428.7) $ (385.7) $ (356.4) $ (88.5) $ (94.3) $ (98.7) $ (117.2) $ (398.7) $ (118.2) $ (110.6) $ (228.8) RECONCILIATION OF REPORTED AND COMPARABLE NON-GAAP INFORMATION $ (685.9) $ 966.6 $ (511.1) $ (309.4) $ (125.4) $ (132.4) $ (131.1) $ (33.2) $ (422.1) $ (91.2) $ (147.2) $ (238.4) 278.6 (1,270.7) 103.9 (121.5) (12.5) (23.2) 2.5 (39.2) (72.4) (49.0) (4.7) (53.7) $ (407.3) $ (304.1) $ (407.2) $ (430.9) $ (137.9) $ (155.6) $ (128.6) $ (72.4) $ (494.5) $ (140.2) $ (151.9) $ (292.1) $ (23.2) $ (33.2) $ (33.8) $ (41.4) $ (9.8) $ (10.5) $ (12.0) $ (0.2) $ (32.5) $ (3.3) $ (10.7) $ (14.0) $ (23.2) $ (33.2) $ (33.8) $ (41.4) $ (9.8) $ (10.5) $ (12.0) $ (0.2) $ (32.5) $ (3.3) $ (10.7) $ (14.0) $ 3,435.9 $ (11.8) $ 1,998.0 $ (40.4) $ 389.5 $ (1,151.2) $ 467.7 $ 223.0 $ (71.0) $ 135.9 $ 690.0 $ 825.9 (1,620.7) 1,789.7 (51.5) 2,000.2 114.3 1,739.9 57.0 142.1 2,053.3 398.6 (8.2) 390.4 $ 1,815.2 $ 1,777.9 $ 1,946.5 $ 1,959.8 $ 503.8 $ 588.7 $ 524.7 $ 365.1 $ 1,982.3 $ 534.5 $ 681.8 $ 1,216.3 (PROVISION FOR) BENEFIT FROM INCOME TAXES Reported (Provision For) Benefit From Income Taxes Comparable Adjustments (1) Comparable (Provision For) Benefit From Income Taxes NET (INCOME) LOSS ATTRIBUTABLE TO NONCONTROLLING INTERESTS Reported Net (Income) Loss Attributable to Noncontrolling Interests Comparable Net (Income) Loss Attributable to Noncontrolling Interests NET INCOME (LOSS) ATTRIBUTABLE TO CBI Reported Net Income (Loss) Attributable to CBI Comparable Adjustments (1) Comparable Net Income (Loss) Attributable to CBI DILUTED NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CBI Reported Diluted Net Income (Loss) Per Common Share Attributable to CBI (2) Comparable Adjustments (1) Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI (3) $ 17.57 $ (0.07) $ 10.23 $ (0.22) $ 2.06 $ (6.30) $ 2.52 $ 1.21 $ (0.11) $ 0.74 $ 3.74 $ 4.49 (8.29) 9.18 (0.26) 10.40 0.60 9.36 0.30 0.77 11.03 2.17 (0.04) 2.12 9.28 $ 9.12 $ 9.97 $ 10.20 $ 2.66 $ 3.17 $ 2.83 $ 1.98 $ 10.65 $ 2.91 $ 3.70 $ 6.61 Diluted weighted average common shares outstanding 195.532 194.881 195.308 192.222 189.333 185.737 185.291 184.534 186.199 183.863 184.277 184.074 (1) Please refer to the Company's investor relations website at ir.cbrands.com/financial-information/financial-results for a more detailed description and further discussion of these non-GAAP financial measures. (2) EPS was computed using the two-class method, until such conversion took place pursuant to the reclassification, conversion, and exchange of our Class B Convertible Common Stock into our Class A Common Stock on November 10, 2022 (the "Reclassification"). Amount includes an adjustment for income allocated through the date of the Reclassification. (3) Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI may not sum as comparable amounts are calculated on a fully diluted basis and Reported Diluted Net Income (Loss) Per Common Share Attributable to CBI may be calculated excluding issuable shares if the effect of including these would have been anti-dilutive. May not sum due to rounding as each item is computed independently. (CONTINUED) FISCAL YEAR FISCAL YEAR FISCAL YEAR FISCAL YEAR FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER FISCAL YEAR FIRST QUARTER SECOND QUARTER SIX MONTHS (IN MILLIONS, EXCEPT SHARE AND PER SHARE DATA) 2019 2020 2021 2022 2023 2023 2023 2023 2023 2024 2024 2024 LOSS ON EXTINGUISHMENT OF DEBT Reported Loss on Extinguishment of Debt $ (1.7) $ (2.4) $ (12.8) $ (29.4) $ (15.3) $ (8.0) $ — $ (0.9) $ (24.2) $ (0.7) $ — $ (0.7) Comparable Adjustments (1) 1.7 2.4 12.8 29.4 15.3 8.0 — 0.9 24.2 0.7 — 0.7 Comparable Loss on Extinguishment of Debt $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — $ — RECONCILIATION OF REPORTED AND COMPARABLE NON-GAAP INFORMATION FISCAL YEAR FISCAL YEAR FSCAL YEAR FISCAL YEAR FIRST QUARTER SECOND QUARTER THIRD QUARTER FOURTH QUARTER FISCAL YEAR FIRST QUARTER SECOND QUARTER SIX MONTHS (IN MILLIONS EXCEPT PER SHARE DATA) 2019 2020 2021 2022 2023 2023 2023 2023 2023 2024 2024 2024 COMPARABLE NET INCOME (LOSS) ATTRIBUTABLE TO CBI - CANOPY EIE CALCULATION Equity earnings (losses) and related activities, Canopy EIE $ (2.6) $ (575.9) $ (679.0) $ (73.6) $ (165.0) $ (650.7) $ (60.8) $ (72.8) $ (949.3) $ (219.8) $ (12.0) $ (231.8) Comparable Adjustments, Canopy EIE (1) (13.9) 354.2 532.8 (104.6) 113.0 615.9 24.1 38.1 791.1 189.0 (7.5) 181.5 Comparable equity earnings (losses) and related activities, Canopy EIE (16.5) (221.7) (146.2) (178.2) (52.0) (34.8) (36.7) (34.7) (158.2) (30.8) (19.5) (50.3) Benefit from income taxes Canopy EIE (1) 3.9 73.2 52.8 25.3 7.2 4.5 3.4 3.3 18.4 6.5 1.7 8.2 Comparable net income (loss) attributable to CBI, Canopy EIE $ (12.6) $ (148.5) $ (93.4) $ (152.9) $ (44.8) $ (30.3) $ (33.3) $ (31.4) $ (139.8) $ (24.3) $ (17.8) $ (42.1) COMPARABLE DILUTED NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CBI - CANOPY EIE CALCULATION Reported Diluted Net Income (Loss) Per Common Share Attributable to CBI - Canopy EIE $ (0.01) $ (2.22) $ (2.62) $ (0.22) $ (0.78) $ (3.35) $ (0.31) $ (0.38) $ (4.80) $ (1.16) $ (0.06) $ (1.21) Comparable Adjustments, Canopy EIE (0.05) 1.39 2.09 (0.58) 0.53 3.19 0.13 0.21 4.05 1.03 (0.04) 0.99 Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI, Canopy EIE (2) $ (0.06) $ (0.76) $ (0.48) (0.80) $ (0.24) $ (0.16) $ (0.18) $ (0.17) (0.75) $ (0.13) $ (0.10) (0.23) COMPARABLE DILUTED NET INCOME (LOSS) PER COMMON SHARE ATTRIBUTABLE TO CBI, EXCLUDING CANOPY EIE CALCULATION Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI $ 9.28 $ 9.12 $ 9.97 $ 10.20 $ 2.66 $ 3.17 $ 2.83 $ 1.98 $ (10.65) $ 2.91 $ 3.70 $ 6.61 Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI, Canopy EIE (0.06) (0.76) (0.48) (0.80) (0.24) (0.16) (0.18) (0.17) (0.75) (0.13) (0.10) (0.23) Comparable Diluted Net Income (Loss) Per Common Share Attributable to CBI, excluding Canopy EIE (2) $ 9.34 $ 9.89 $ 10.44 $ 10.99 $ 2.90 $ 3.33 $ 3.01 $ 2.15 $ 11.40 $ 3.04 $ 3.80 $ 6.84 (1)The Comparable Adjustments Canopy EIE effective tax rate applied to each Comparable Adjustments Canopy EIE amount is generally based upon the jurisdiction in which the adjustment was recognized. The benefit from income taxes effective tax rate applied to our Canopy EIE is generally based on the tax rates of the legal entities that hold our investment. (2) May not sum due to rounding as each item is computed independently. The comparable adjustments and comparable basis diluted net income (loss) per common share are calculated on a fully dilutive basis. CANOPY EQUITY EARNINGS (LOSSES) AND RELATED ACTIVITIES ("CANOPY EIE")

ADJUSTED EBIT, COMPARABLE BASIS EBITDA CALCULATION AND RECONCILIATION & FREE CASH FLOW RECONCILIATION (NON-GAAP)

(IN MILLIONS)	FISCAL YEAR 2018	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FIRST QUARTER 2023	SECOND QUARTER 2023	THIRD QUARTER 2023	FOURTH QUARTER 2023	FISCAL YEAR 2023	FIRST QUARTER 2024	SECOND QUARTER 2024	SIX MONTHS 2024
COMPARABLE BASIS EBITDA CALCULATION													
Net income (loss) attributable to CBI	$ 2,303.4	$ 3,435.9	$ (11.8)	$ 1,998.0	$ (40.4)	$ 389.5	$ (1,151.2)	$ 467.7	$ 223.0	$ (71.0)	$ 135.9	**$ 690.0**	$ 825.9
Net income (loss) attributable to NCI	11.9	23.2	33.2	33.8	1.4	9.8	10.5	12.0	0.2	32.5	3.3	**10.7**	14.0
Provision for (benefit from) income taxes	22.7	685.9	(966.6)	511.1	309.4	125.4	132.4	131.1	33.2	422.1	91.2	**147.2**	238.4
Loss on extinguishment of debt	97.0	1.7	2.4	12.8	29.4	15.3	8.0	—	0.9	24.2	0.7	**—**	0.7
Interest expense	332.0	367.1	428.7	385.7	356.4	88.5	94.3	98.7	117.2	398.7	118.2	**110.6**	228.8
Adjusted EBIT	2,767.0	4,513.8	(514.1)	2,941.4	696.2	628.5	(906.0)	709.5	374.5	806.5	349.3	**958.5**	1,307.8
Comparable adjustments	(263.9)	(1,880.9)	3,058.0	(168.2)	2,092.3	111.5	1,755.1	54.5	180.4	2,101.5	446.9	**(3.5)**	443.4
Comparable Basis EBIT	2,503.1	2,632.9	2,543.9	2,773.2	2,788.5	740.0	849.1	764.0	554.9	2,908.0	796.2	**955.0**	1,751.2
Comparable Depreciation	293.8	324.2	318.9	293.7	337.3	92.7	90.8	94.9	105.4	383.8	105.3	**108.4**	213.7
Comparable Amortization	5.9	6.0	5.7	5.3	5.1	1.0	0.9	0.9	0.4	3.2	0.4	**0.3**	0.7
Total Depreciation and Amortization	299.7	330.2	324.6	299.0	342.4	93.7	91.7	95.8	105.8	387.0	105.7	**108.7**	214.4
COMPARABLE BASIS EBITDA	$ 2,802.8	$ 2,963.1	$ 2,868.5	$ 3,072.2	$ 3,130.9	$ 833.7	$ 940.8	$ 859.8	$ 660.7	$ 3,295.0	$ 901.9	**$ 1,063.7**	$ 1,965.6

(1) Certain items, when material, are reported as part of the Change in Operating Assets and Liabilities in the Company's quarterly filings. If not material, these same items are reported as part of Other Items. Additionally, non-recurring items are included herein.

Constellation Brands

ADJUSTED EBIT, COMPARABLE BASIS EBITDA CALCULATION AND RECONCILIATION & FREE CASH FLOW RECONCILIATION (NON-GAAP)

(CONTINUED)

(IN MILLIONS)	FISCAL YEAR 2018	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FIRST QUARTER 2023	SECOND QUARTER 2023	THIRD QUARTER 2023	FOURTH QUARTER 2023	FISCAL YEAR 2023	FIRST QUARTER 2024	SECOND QUARTER 2024	SIX MONTHS 2024
COMPARABLE BASIS EBITDA RECONCILIATION													
Net Cash Provided By Operating Activities	$ 1,931.4	$ 2,246.3	$ 2,551.1	$ 2,806.5	$ 2,705.4	$ 758.2	$ 896.1	$ 626.3	$ 476.3	$ 2,756.9	$ 665.4	**$ 956.6**	$ 1,622.0
Debt to LTM Net Cash Provided by Operating Activities	*5.3*	*6.1*	*4.8*	*3.7*	*3.9*	*4.0*	*3.9*	*4.8*	*4.5*	*4.5*	*4.6*	***4.3***	*4.3*
Provision for (Benefit from) Income Taxes	22.7	685.9	(966.6)	511.1	309.4	125.4	132.4	131.1	33.2	422.1	91.2	**147.2**	238.4
Interest Expense	332.0	367.1	428.7	385.7	356.4	88.5	94.3	98.7	117.2	398.7	118.2	**110.6**	228.8
Change in Operating Assets and Liabilities (1)	323.4	237.5	85.1	(148.3)	303.6	43.8	60.5	35.2	147.8	287.3	146.0	**(59.1)**	86.9
Equity in Earnings (Losses) of Equity Method Investees, Net of Distributed Earnings	3.6	(13.5)	(560.8)	(673.4)	(61.6)	(165.5)	(650.1)	(29.8)	(126.4)	(971.8)	(220.6)	**(5.9)**	(226.5)
Unrealized Net Gain (Loss) on Securities Measured at Fair Value	464.3	1,971.2	(2,126.4)	802.0	(1,644.7)	(22.4)	(9.3)	(7.4)	(6.8)	(45.9)	(71.8)	**(2.6)**	(74.4)
Deferred Tax Provision (Benefit)	237.4	(389.3)	1,153.7	(336.4)	(84.8)	(21.5)	(187.1)	(9.8)	10.6	(207.8)	0.3	**(26.6)**	(26.3)
Stock-Based Compensation Expense	(60.9)	(64.1)	(60.4)	(63.0)	(44.9)	(16.8)	(21.0)	(18.3)	(12.4)	(68.5)	(14.5)	**(18.0)**	(32.5)
Noncash Lease Expense	—	—	(88.3)	(83.3)	(81.9)	(21.6)	(22.8)	(22.3)	(22.6)	(89.3)	(22.0)	**(21.3)**	(43.3)
Comparable Adjustments	(263.9)	(1,889.8)	3,050.4	(168.3)	2,092.3	111.5	1,755.1	54.5	180.4	2,101.5	446.9	**(3.5)**	443.4
Other Items	(187.2)	(188.2)	(598.0)	39.6	(718.3)	(45.9)	(1,107.3)	1.6	(136.6)	(1,288.2)	(237.2)	**(13.7)**	(250.9)
COMPARABLE BASIS EBITDA RECONCILIATION	$ 2,802.8	$ 2,963.1	$ 2,868.5	$ 3,072.2	$ 3,130.9	$ 833.7	$ 940.8	$ 859.8	$ 660.7	$ 3,295.0	$ 901.9	**$ 1,063.7**	$ 1,965.6

(1) Certain items, when material, are reported as part of the Change in Operating Assets and Liabilities in the Company's quarterly filings. If not material, these same items are reported as part of Other Items. Additionally, non-recurring items are included herein.

Constellation Brands

ADJUSTED EBIT, COMPARABLE BASIS EBITDA CALCULATION AND RECONCILIATION & FREE CASH FLOW RECONCILIATION (NON-GAAP)

(CONTINUED)

(IN MILLIONS)	FISCAL YEAR 2018	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FIRST QUARTER 2023	SECOND QUARTER 2023	THIRD QUARTER 2023	FOURTH QUARTER 2023	FISCAL YEAR 2023	FIRST QUARTER 2024	SECOND QUARTER 2024	SIX MONTHS 2024
LTM COMPARABLE BASIS EBITDA	$ 2,802.8	$ 2,963.1	$ 2,868.5	$ 3,072.2	$ 3,130.9	$ 3,208.2	$ 3,362.5	$ 3,347.0	$ 3,295.0	$ 3,295.0	$ 3,363.1	**$ 3,486.0**	$ 3,486.0
TOTAL DEBT	$ 10,186.7	$ 13,616.5	$ 12,184.6	$ 10,442.3	$ 10,416.5	$ 10,977.3	$ 10,950.2	$ 12,172.3	$ 12,461.3	$ 12,461.3	$ 12,357.0	**$ 11,706.5**	$ 11,706.5
Debt to LTM Net Cash Provided by Operating Activities	5.3	6.1	4.8	3.7	3.9	4.0	3.9	4.8	4.5	4.5	4.6	4.3	4.3
Debt to LTM Comparable Basis EBITDA	3.6	4.6	4.2	3.4	3.3	3.4	3.3	3.6	3.8	3.8	3.7	3.4	3.4
FREE CASH FLOW RECONCILIATION													
Net Cash Provided By Operating Activities	$ 1,931.4	$ 2,246.3	$ 2,551.1	$ 2,806.5	$ 2,705.4	$ 758.2	$ 896.1	$ 626.3	$ 476.3	$ 2,756.9	$ 665.4	**$ 956.6**	$ 1,622.0
Purchase of Property, Plant, and Equipment	(1,057.6)	(886.3)	(726.5)	(864.6)	(1,026.8)	(196.6)	(238.4)	(248.8)	(351.6)	(1,035.4)	(277.0)	**(305.0)**	(582.0)
FREE CASH FLOW	$ 873.8	$ 1,360.0	$ 1,824.6	$ 1,941.9	$ 1,678.6	$ 561.6	$ 657.7	$ 377.5	$ 124.7	$ 1,721.5	$ 388.4	**$ 651.6**	$ 1,040.0
NET DEBT TO LTM COMPARABLE BASIS EBITDA													
Total Debt	$ 10,186.7	$ 13,616.5	$ 12,184.6	$ 10,442.3	$ 10,416.5	$ 10,977.3	$ 10,950.2	$ 12,172.3	$ 12,461.3	$ 12,461.3	$ 12,357.0	**$ 11,706.5**	$ 11,706.5
Cash	(90.3)	(93.6)	(81.4)	(460.6)	(199.4)	(101.8)	(165.1)	(185.0)	(133.5)	(133.5)	(192.5)	**(83.3)**	(83.3)
NET DEBT	$ 10,096.4	$ 13,522.9	$ 12,103.2	$ 9,981.7	$ 10,217.1	$ 10,875.5	$ 10,785.1	$ 11,987.3	$ 12,327.8	$ 12,327.8	$ 12,164.5	**$ 11,623.2**	$ 11,623.2
Net Debt to LTM Net Cash Provided by Operating Activities	5.2	6.0	4.7	3.6	3.8	4.0	3.8	4.7	4.5	4.5	4.6	4.3	4.3
Net Debt to LTM Comparable Basis EBITDA	3.6	4.6	4.2	3.2	3.3	3.4	3.2	3.6	3.7	3.7	3.6	3.3	3.3

Constellation Brands

COMPARABLE BASIS EBIT AND COMPARABLE BASIS EBITDA CALCULATION AND RECONCILIATION, EXCLUDING CANOPY EIE (NON-GAAP)

(IN MILLIONS)	FISCAL YEAR 2018	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FIRST QUARTER 2023	SECOND QUARTER 2023	THIRD QUARTER 2023	FOURTH QUARTER 2023	FISCAL YEAR 2023	FIRST QUARTER 2024	SECOND QUARTER 2024	SIX MONTHS 2024
COMPARABLE BASIS EBIT, Excluding Canopy EIE Calculation													
Comparable Basis EBIT		$ 2,632.9	$ 2,543.9	$ 2,773.2	$ 2,788.5	$ 740.0	$ 849.1	$ 764.0	$ 554.9	$ 2,908.0	$ 796.2	**$ 955.0**	$ 1,751.2
Less: Comparable Canopy EIE		(16.5)	(221.7)	(146.2)	(178.2)	(52.0)	(34.8)	(36.7)	(34.7)	(158.2)	(30.8)	**(19.5)**	(50.3)
Comparable Basis EBIT, excluding Canopy EIE		$ 2,649.4	$ 2,765.6	$ 2,919.4	$ 2,966.7	$ 792.0	$ 883.9	$ 800.7	$ 589.6	$ 3,066.2	$ 827.0	**$ 974.5**	$ 1,801.5
COMPARABLE BASIS EBITDA, Excluding Canopy EIE Calculation													
Comparable Basis EBITDA	$ 2,802.8	$ 2,963.1	$ 2,868.5	$ 3,072.2	$ 3,130.9	$ 833.7	$ 940.8	$ 859.8	$ 660.7	$ 3,295.0	$ 901.9	**$ 1,063.7**	$ 1,965.6
Less: Comparable Canopy EIE		(16.5)	(221.7)	(146.2)	(178.2)	(52.0)	(34.8)	(36.7)	(34.7)	(158.2)	(30.8)	**(19.5)**	(50.3)
Comparable Basis EBITDA, excluding Canopy EIE	$ 2,802.8	$ 2,979.6	$ 3,090.2	$ 3,218.4	$ 3,309.1	$ 885.7	$ 975.6	$ 896.5	$ 695.4	$ 3,453.2	$ 932.7	**$ 1,083.2**	$ 2,015.9
LTM Comparable Basis EBITDA, excluding Canopy EIE	$ 2,802.8	$ 2,979.6	$ 3,090.2	$ 3,218.4	$ 3,309.1	$ 3,394.1	$ 3,553.3	$ 3,506.1	$ 3,453.2	$ 3,453.2	$ 3,500.1	**$ 3,607.8**	$ 3,607.8
Total Debt	$ 10,186.7	$ 13,616.5	$ 12,184.6	$ 10,442.3	$ 10,416.5	$ 10,977.3	$ 10,950.2	$ 12,172.3	$ 12,461.3	$ 12,461.3	$ 12,357.0	**$ 11,706.5**	$ 11,706.5
Debt to LTM net cash provided by operating activities	5.3	6.1	4.8	3.7	3.9	4.0	3.9	4.8	4.5	4.5	4.6	**4.3**	4.3
Debt to LTM comparable basis EBITDA, excluding canopy EIE	3.6	4.6	3.9	3.2	3.1	3.2	3.1	3.5	3.6	3.6	3.5	**3.2**	3.2
NET DEBT TO LTM COMPARABLE BASIS EBITDA, Excluding Canopy EIE Reconciliation													
Total Debt	$ 10,186.7	$ 13,616.5	$ 12,184.6	$ 10,442.3	$ 10,416.5	$ 10,977.3	$ 10,950.2	$ 12,172.3	$ 12,461.3	$ 12,461.3	$ 12,357.0	**$ 11,706.5**	$ 11,706.5
Cash	(90.3)	(93.6)	(81.4)	(460.6)	(199.4)	(101.8)	(165.1)	(185.0)	(133.5)	(133.5)	(192.5)	**(83.3)**	(83.3)
Net Debt	$ 10,096.4	$ 13,522.9	$ 12,103.2	$ 9,981.7	$ 10,217.1	$ 10,875.5	$ 10,785.1	$ 11,987.3	$ 12,327.8	$ 12,327.8	$ 12,164.5	**$ 11,623.2**	$ 11,623.2
Debt to LTM net cash provided by operating activities	5.2	6.0	4.7	3.6	3.8	4.0	3.8	4.7	4.5	4.5	4.6	**4.3**	4.3
Net debt to LTM comparable basis EBITDA, excluding canopy EIE	3.6	4.5	3.9	3.1	3.1	3.2	3.0	3.4	3.6	3.6	3.5	**3.2**	3.2

Constellation Brands

BUSINESS SEGMENT INFORMATION

Management excludes items that affect comparability ("Comparable Adjustments") from its evaluation of the results of each operating segment as these Comparable Adjustments are not reflective of core operations of the segments. Segment operating performance and incentive compensation of segment management are evaluated based upon core segment operating income (loss) which do not include the impact of these Comparable Adjustments.

(IN MILLIONS)	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FISCAL YEAR 2023	FIVE YEAR AVERAGE
NET SALES [1]						
Beer	$ 5,202.1	$ 5,615.9	$ 6,074.6	$ 6,751.6	$ 7,465.0	$ 6,221.8
Wine and Spirits						
Wine	2,532.5	2,367.5	2,208.4	1,819.3	1,722.7	2,130.1
Spirits	381.4	360.1	331.9	249.8	264.9	317.6
Wine and Spirits	2,913.9	2,727.6	2,540.3	2,069.1	1,987.6	2,447.7
Comparable Adjustments	—	—	—	—	—	—
Consolidated Net Sales	$ 8,116.0	$ 8,343.5	$ 8,614.9	$ 8,820.7	$ 9,452.6	$ 8,669.5
GROSS PROFIT						
Beer	$ 2,830.7	$ 3,125.2	$ 3,402.4	$ 3,677.0	$ 3,937.8	
Wine and Spirits	1,279.5	1,189.0	1,115.2	947.9	927.2	
Corporate Operations and Other	—	—	—	—	—	
Comparable Adjustments	(29.9)	(162.3)	(51.6)	82.4	(96.0)	
Consolidated Gross Profit	$ 4,080.3	$ 4,151.9	$ 4,466.0	$ 4,707.3	$ 4,769.0	
SELLING, GENERAL, AND ADMINISTRATIVE EXPENSES						
Beer	$ 787.8	$ 877.3	$ 908.1	$ 973.7	$ 1,076.3	$ 924.6
Wine and Spirits	508.3	480.6	492.8	477.2	474.1	486.6
Corporate Operations and Other	197.9	223.9	228.6	238.2	277.9	233.3
Comparable Adjustments	174.1	415.6	45.4	686.5	97.8	283.9
Consolidated Selling, General, and Administrative Expenses	$ 1,668.1	$. 1,997.4	$ 1,674.9	$ 2,375.6	$ 1,926.1	$ 1,928.4

(1) Please refer to the Company's investor relations website at ir.cbrands.com/financial-information/financial-results for a more detailed description and further discussion of organic net sales and shipment and depletion volumes.

Constellation Brands

BUSINESS SEGMENT INFORMATION

(CONTINUED) (IN MILLIONS)	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FISCAL YEAR 2023	FIVE YEAR AVERAGE
OPERATING INCOME (LOSS)						
Beer	$ 2,042.9	$ 2,247.9	$ 2,494.3	$ 2,703.3	$ 2,861.5	$ 2,470.0
Wine and Spirits	771.2	708.4	622.4	470.7	453.1	605.2
Corporate Operations and Other	(197.9)	(223.9)	(228.6)	(238.2)	(277.9)	(233.3)
Comparable Adjustments	(204.0)	(577.9)	(97.0)	(604.1)	(193.8)	(335.4)
Consolidated Operating Income (Loss)	$ 2,412.2	$ 2,154.5	$ 2,791.1	$ 2,331.7	$ 2,842.9	$ 2,506.5
INCOME (LOSS) FROM UNCONSOLIDATED INVESTMENTS						
Beer	$ —	$ —	$ —	$ —	$ —	
Wine and Spirits	33.4	36.4	31.7	34.4	41.6	
Corporate Operations and Other	(16.7)	(224.9)	(146.6)	(181.7)	(170.3)	
Comparable Adjustments	2,084.9	(2,480.1)	265.2	(1,488.2)	(1,907.7)	
Consolidated Income (Loss) from Unconsolidated Investments	$ 2,101.6	$ (2,668.6)	$ 150.3	$ (1,635.5)	$ (2,036.4)	
DEPRECIATION AND AMORTIZATION						
Beer	$ 203.5	$ 204.3	$ 194.7	$ 248.7	$ 285.4	$ 227.3
Wine and Spirits	98.4	98.7	89.9	80.7	83.2	90.2
Corporate Operations and Other	28.3	21.6	14.4	13.0	18.4	19.1
Comparable Adjustments	8.9	7.6	0.1	—	—	3.3
Consolidated Depreciation and Amortization	$ 339.1	$ 332.2	$ 299.1	$ 342.4	$ 387.0	$ 340.0

Constellation Brands

BUSINESS SEGMENT INFORMATION

(CONTINUED) (IN MILLIONS)	FISCAL YEAR 2019	FISCAL YEAR 2020	FISCAL YEAR 2021	FISCAL YEAR 2022	FISCAL YEAR 2023	FIVE YEAR AVERAGE
GROSS PROFIT AS A PERCENT OF NET SALES:						
Beer	54.4%	55.6%	56.0%	54.5%	52.8%	
Wine and Spirits	43.9%	43.6%	43.9%	45.8%	46.6%	
Consolidated Gross Profit	50.3%	49.8%	51.8%	53.4%	50.5%	
SG&A EXPENSES AS A PERCENT OF NET SALES:						
Beer	15.1%	15.6%	14.9%	14.4%	14.4%	14.9%
Wine and Spirits	17.4%	17.6%	19.4%	23.1%	23.9%	19.9%
Consolidated SG&A Expenses	20.6%	23.9%	19.4%	26.9%	20.4%	22.2%
OPERATING INCOME (LOSS) AS A PERCENT OF NET SALES:						
Beer	39.3%	40.0%	41.1%	40.0%	38.3%	39.7%
Wine and Spirits	26.5%	26.0%	24.5%	22.7%	22.8%	24.7%
Consolidated Operating Income (Loss)	29.7%	25.8%	32.4%	26.4%	30.1%	28.9%
DEPRECIATION AND AMORTIZATION AS A PERCENT OF NET SALES:						
Beer	3.9%	3.6%	3.2%	3.7%	3.8%	3.7%
Wine and Spirits	3.4%	3.6%	3.5%	3.9%	4.2%	3.7%
Consolidated Depreciation and Amortization	4.2%	4.0%	3.5%	3.9%	4.1%	3.9%

Constellation Brands

FREE CASH FLOW GUIDANCE

Free cash flow, as defined in the reconciliation below, is considered a liquidity measure and is considered to provide useful information to investors about the amount of cash generated, which can then be used, after required debt service and dividend payments, for other general corporate purposes. A limitation of free cash flow is that it does not represent the total increase or decrease in the cash balance for the period. Free cash flow should be considered in addition to, not as a substitute for, or superior to, cash flow from operating activities prepared in accordance with GAAP.

(IN MILLIONS)	RANGE FY24 - FY 28	
Net cash provided by operating activities (GAAP)	$ 15,000.0	$ 17,000.0
Purchase of property, plant and equipment	(5,000.0)	(5,000.0)
Free cash flow (Non-GAAP)	$ 10,000.0	$ 12,000.0

Constellation Brands

DEFINED TERMS TERM MEANING $ | USD U.S. dollars 10-K Competitors 10-K competitors, which are both private and public companies, consist of Anheuser-Busch InBev, The Boston Beer Company, Heineken, Mark Anthony, Molson Coors, Deutsch Family Wine & Spirits, Duckhorn Portfolio, E. J. Gallo Winery, Ste. Michelle Wine Estates, Treasury Wine Estates, Trinchero Family Estates, The Wine Group, Bacardi USA, Beam Suntory, Brown-Forman, Diageo, Fifth Generation, Pernod Ricard, Sazerac Company ACV All Commodity Volume APAC Asia-Pacific B Billions Beverage Alcohol Total beverage alcohol, includes beer, wine and spirits segments BPS Basis points CA California CAGR Compound annual growth rate CAM Contribution after marketing, which equals gross profit less marketing expenses Canopy Canopy Growth Corporation, an Ontario, Canada-based public company Canopy Strategic Transaction(s) Any potential acquisition, divestiture, investment, or other similar transaction made by Canopy, including but not limited to the Canopy Transaction Canopy Transaction Proposed corporate transaction by Canopy, including the creation of Exchangeable Shares, designed to consolidate its U.S. cannabis assets into Canopy USA Capex Capital expenditure CGN&R Corporate Governance, Nominating & Responsibility CHG Change Class B Collapse Reclassification, exchange, and conversion of our common stock to eliminate our Class B Common Stock pursuant to the terms and conditions of the reclassification agreement, dated June 30, 2022, among the Company and the members of the Sands stockholder group DEFINED TERMS TERM MEANING COGS Cost of goods sold Common Shares Canopy's common shares Comparable Basis EBIT EBIT reflecting certain items affecting comparability that have been excluded by management CPG Consumer packaged goods Craft Spirits Spirits that generally sell above $14.00 to $17.00 per bottle at retail CY Calendar year DEI Diversity, equity, and inclusion DMA Designated market area DTC Direct-to-consumer EBIT Earnings before interest and taxes EBITDA Earnings before interest, taxes, depreciation, and amortization EIE Equity in earnings EMEA Europe, Middle East, and Africa EPS Earnings per share ESG Environmental, social, and governance EV Enterprise value EVP Executive Vice President Exchangeable Shares Proposed new class of non-voting and non-participating exchangeable shares in Canopy which will be convertible into common shares of Canopy Fine Wine Includes wines that sell above $25.00 per bottle at retail and sparkling wines that sell above $35.00 per bottle at retail DEFINED TERMS TERM MEANING FMB Flavored malt beverage Free cash flow Net cash provided by operating activities less purchases of property, plant, and equipment FX Foreign exchange FY Fiscal year FYTD Fiscal year to date GAAP General accepted accounting principles in the U.S. Gen Z consumers Consumer that were born between 1997 and 2012 GHG Greenhouse Gas GP Gross profit H1 First half of the fiscal year HE High-end HH Household High-End Beer Beer that sells above $27.00 a case at retail Higher-End Spirits Spirits that generally sell above $14.00 to $17.00 per bottle at retail Higher-End Wine Wine that sells above $11.00 per bottle at retail for table wine and above $13.00 for sparkling wine HL Hectoliters HR Human Resources HSD High single digits IBP&E Integrated business planning and execution

DEFINED TERMS TERM MEANING IRR Internal rate of return IWSR International wine and spirits research LATAC Latin America and the Caribbean LDA Legal drinking age LDD Low double digits Lower-End Spirits Spirits that generally sell for less than $14.00 to $17.00 per bottle at retail Lower-End Wine Wine that sells for less than $11.00 per bottle at retail for table wine and less than $13.00 for sparkling wine LSD Low single digits LTM Last 12 months M Millions M&A Mergers and acquisitions Mainstream Includes wine that sells less than $11.00 per bottle at retail, sparkling wine and all other wine that sells less than $13.00 per bottle at retail, and spirits that sell less than $14.00 per bottle at retail Mainstream Vodka Vodka that sells less than $11.00 per bottle at retail Medium Term Medium term is a forward looking view of 3 to 5 years Mexicali Brewery canceled brewery construction project located in Mexicali, Baja California, Mexico MSD Mid single digits MXN Mexican peso Near Term Near term is a forward looking view of 1 to 3 years DEFINED TERMS TERM MEANING NTM Next 12 months OTIF On time in full P/E Price to earnings POD Point of distribution PP Percentage points Premium + Includes wine that sell above $11.00 per bottle at retail, sparkling wine that sells above $13.00 per bottle at retail, and spirits that sell above $14.00 per bottle at retail. Premium Wine Includes wine that sells between $11.00 to $24.99 per bottle at retail and sparkling wine that sells between $13.00 to $34.99 per bottle at retail R&D Research and development Reclassification The reclassification, exchange, and conversion of the Company's common stock to eliminate the Class B Common Stock pursuant to the terms and conditions of the reclassification agreement, dated June 30, 2022, among the Company and the members of the Sands stockholder group RMW Robert Mondavi Winery ROI Return on investment ROIC Return on invested capital RTD Ready to drink RTM Route to market RTS Ready to serve Scope 1 direct GHG emissions from sources that are owned or controlled by a company, such as emissions associated with furnaces or vehicles Scope 2 indirect GHG emissions associated with the purchase of electricity, steam, heat, or cooling Scope 3 GHG emissions that are not produced by the company itself and are not the result of activities from assets owned or controlled, but is indirectly responsible for within their value chain SFS Shopper first shelf SG&A Selling, general, and administrative expenses DEFINED TERMS TERM MEANING SKU Stock keeping unit Sparkling Super Premium Wine Price Segment Wine that sells between $13.00 to $17.99 per bottle at retail Super Luxury Wine Price Segment Wine that sells above $25.00 per bottle at retail SVP Senior Vice President T Trillion TMS Transportation management system True Certification for Zero Waste The first zero waste certification program dedicated to measuring, improving, and recognizing zero waste performance by encouraging the adoption of sustainable materials management and reduction practices which contribute to positive environmental, health, and economic outcomes U.S. United States of America Ultra Premium Wine Segment Wine that sells between $15.00 to $19.99 per bottle at retail Wine Divestiture Sale of certain mainstream and premium wine brands and related inventory WMS Warehouse management system YTD Year to date 2023